UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21503

The FBR Funds
———————————–
(Exact name of registrant as specified in charter)

1001 Nineteenth Street North
Arlington, VA 22209
————————————————
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: 703.469.1040

William Ginivan
General Counsel
Friedman, Billings, Ramsey Group, Inc.
Potomac Tower
1001 Nineteenth Street North
Arlington, VA 22209
—————————————————————————
(Name and address of agent for service)

Date of fiscal year end: October 31, 2005

Date of reporting period: April 30, 2005

ITEM 1. REPORT TO SHAREHOLDERS
The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1).

THE FBR FUNDS

FBR Large Cap Financial Fund
FBR Small Cap Financial Fund
FBR Small Cap Fund
FBR Large Cap Technology Fund
FBR Small Cap Technology Fund
FBR Gas Utility Index Fund
FBR Fund for Government Investors
FBR Maryland Tax-Free Portfolio
FBR Virginia Tax-Free Portfolio

Semi-Annual Report
April 30, 2005

The FBR Funds

Semi-Annual Letter to Shareholders

Dear Shareholder,

At The FBR Funds, we believe that quality mutual fund products begin and end with a consistent investment approach. Our equity funds strive to give you diversified exposure to segments of the market that offer long-term potential for growth. We look for companies that believe in what we believe - that durable equity returns are driven by consistent profitability. Consistent profits begin with conservative accounting, an aversion to debt, a low cost operating structure, an uncomplicated business plan, and an overall philosophy of building for the long-term. Our fixed income funds follow a similar strategy consistent with owning high quality government and municipal securities. The fixed income funds objective is income along with capital preservation.

The FBR Funds are in sum about respecting your money. We understand that capital markets are not always favorable and strive to preserve capital during those turbulent periods. We believe that losing less money in difficult markets is more important than making the most in rising ones. We believe you want a return on your money and the return of your money. Our goal is to give your money the best chance to achieve returns that are balanced, mindful of the downside and sustainable over the long run.

What follows is a short discussion about each of our Funds’ performance during the first six months of our fiscal year as well as a brief outlook as we head into the second half. As always, we thank you for the trust you have placed in our funds.

Sincerely,

David Ellison
President and Trustee
The FBR Funds

Investors should consider the investment objectives, risks, charges and expenses carefully before investing. This and other important information about The FBR Funds can be found in the prospectus. To obtain a free prospectus, please call 888.888.0025 or visit www.fbrfunds.com. Please read the prospectus carefully before investing.
The FBR Funds are distributed by FBR Investment Services, Inc., member NASD/SIPC

The FBR Funds

Standardized Annual Returns
As of March 31, 2005
(unaudited)

	Average Annual Total Returns

	Inception Date	One Year	Five Years	Ten Years	Since Inception

Equity Funds
FBR Large Cap Financial Fund (FBRFX)[3,5]	1/03/1997	1.07%	13.51%	n/a	11.58%
FBR Small Cap Financial Fund (FBRSX)[3,4,5]	1/03/1997	1.72%	26.70%	n/a	17.89%
FBR Small Cap Fund (FBRVX)[4,5,8]	1/03/1997	16.85%	15.87%	n/a	17.61%
FBR Large Cap Technology Fund (FBRTX)[5,6]	2/01/2002	–2.27%	n/a	n/a	5.24%
FBR Small Cap Technology Fund (FBRCX)[4,5,6]	1/20/2004	–7.41%	n/a	n/a	–9.55%
FBR Gas Utility Index Fund (GASFX)[7,9]	5/10/1989	22.38%	7.36%	11.22%	9.52%

Money Market Fund
FBR Fund for Government Investors (FUSXX)[1]	1/22/1975	0.88%	1.94%	3.19%	n/a

Fixed Income Funds
FBR Maryland Tax-Free Portfolio (RSXLX)[2,5]	9/03/1983	1.95%	5.26%	5.13%	6.36%
FBR Virginia Tax-Free Portfolio (RSXIX)[2,5]	9/03/1983	1.30%	5.59%	5.21%	6.23%

TOTAL RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.
The current performance may be lower or higher than the performance data quoted.
To obtain performance data current to the most recent month-end please call 888.200.4710.
Investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more, or less, than their original value.

(1)
Investments in money market funds are not guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the NAV (Net Asset Value) at $1.00 per share, it is possible to lose money by investing in the funds.

(2)
Some income earned in the tax-free Portfolios may be subject to the Federal Alternative Minimum tax. Income earned by non-Maryland or non-Virginian residents will be subject to applicable state and local taxes.

(3)	Fund Investments are focused in the financial services industry, which may be adversely affected by regulatory or other market conditions, such as rising interest rates.
(4)	Investing in small-cap fund involves the risks of investing in small-cap companies, which generally involve greater risk than investing in larger, more established companies.
(5)	The non-diversified nature of the fund may subject investors to greater volatility than other diversified funds.
(6)
Fund investments are focused in the technology sector, which may be affected by developments in the technology industry and its related businesses. In addition, the Fund may be subject to risks posed by use of derivative instruments.

(7)	The Fund is subject to risks associated with the natural gas industry which is sensitive to interest rates, weather and competition risks.
(8)	The FBR Small Cap Fund is closed to NEW investors effective October 1, 2004.
(9)	The FBR American Gas Index Fund changed its name to FBR Gas Utility Index Fund effective October 29, 2004.

Investors are asked to consider the investment objectives, risks, charges and expenses carefully before investing. For more complete information about The FBR Funds, including fees and expenses, and a copy of a FREE prospectus please call 1.888.888.0025 or visit us at www.fbrfunds.com. Please read the prospectus carefully before you invest or send money.

The FBR Funds are distributed by FBR Investment Services, Inc., member NASD/SPIC.

The FBR Funds

FBR Large Cap Financial Fund
Management Overview

Portfolio Manager: David Ellison

How did the Fund perform?

For the six-month period ended April 30, 2005, the FBR Large Cap Financial Fund returned -0.71%. This compares to the Lipper Financial Services Fund Index and the S&P 500 Composite Index which returned 0.88% and 3.28% for the same period, respectively.

What factors contributed to the Fund’s performance?

The Fund slightly underperformed the relevant indexes for the six-month period for two major reasons: higher than normal cash positions, and being underweight in the less traditional and more diversified financial services companies which performed better during the period. The higher cash balances were defensive in nature and intended to act as a hedge against rising interest rates and a flatter yield curve. We have tended to overweight the more traditional bank and thrift companies, although this approach was not productive during the reporting period because of the difficult operating environment. We will continue to attempt to protect against the downside performance by maintaining higher levels of cash, especially as the macroeconomic conditions continue to look unfavorable. We will continue to overweight the Fund’s holdings in the more traditional bank and thrift business models because over time we expect them to deliver solid, fundamental earnings growth with less volatility.

What is the outlook for the Fund and the financial services sector?

A number of concerns surrounding the financial services industry have weighed heavily on stock valuations recently. These concerns include 1) rising short term interest rates, 2) the flattening yield curve (the difference between long- and short-dated debt securities), 3) possible credit problems associated with a slow down or decline in the residential housing market, 4) pricing pressure in capital market activities, most noticeably on stock trading commission rates, 5) sluggish commercial loan demand, and 6) anemic merger and acquisition activity.

In spite of all these concerns, industry fundamentals remain favorable and the outlook is for conditions to remain so. The industry has known about and prepared for the current rising rates and the potential credit problems based on previous cycles. Also, the regulators have been focused on these concerns and have pushed for conservative positioning in the industry relative to interest rates and credit behavior. We believe the group will do better relative to the market as these concerns are addressed or resolved by the companies, regulators, and the Federal Reserve.

We will continue to concentrate the Fund’s holdings in large-cap financial stocks that follow low-risk business strategies and trade at below-average peer valuations. This strategy has the intended effect of reducing potential downside performance associated with macroeconomic market changes such as interest rates and credit. It will also provide the best opportunity to perform well over the long-term as these companies continue to deliver consistent earnings growth.

The FBR Funds

FBR Large Cap Financial Fund

Comparison of Changes in Value of $10,000 Investment in
Fund Shares(1)(2) vs. Various Indices(1)(3)
(unaudited)

Total Returns—For the Periods Ended April 30, 2005(4)
	One Year	Annualized Five Year	Annualized Since Inception(5)

FBR Large Cap Financial Fund(1)(2)	8.71%	14.67%	11.51%
S&P 500 Composite Index(1)(3)	6.33%	(2.94%)	7.00%
Lipper Financial Services Fund Index(1)(3)	6.62%	8.53%	9.80%

TOTAL RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.
Investment return and principal value will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Returns shown assume reinvestment of distributions.
The current performance may be lower or higher than the performance data quoted.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment. The performance of the indices include reinvested dividends, and does not reflect sales charges or expenses, except for the Lipper Financial Services Fund Index which reflects fund expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
S&P 500 Composite Index is a capitalization-weighted index of 500 stocks. The index is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks representing all major industries. The Lipper Financial Services Fund Index is an equally weighted index of the largest thirty funds within the financial services fund classification as defined by Lipper Inc. The index is rebalanced quarterly. Lipper Analytical Services, Inc., is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Each Lipper Average is based on a universe of funds with similar investment objectives.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)
For the period January 3, 1997 (commencement of investment operations) through April 30, 2005. Certain purchases made by shareholders within this period would have been subject to an initial maximum sales charge of up to 5.50%. As a result, total returns for such shareholders would have been lower.

The FBR Funds

FBR Large Cap Financial Fund
Portfolio Summary
April 30, 2005
(unaudited)

The following chart provides a visual breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

The FBR Funds

FBR Large Cap Financial Fund
Portfolio of Investments
April 30, 2005
(unaudited)

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 72.7%
	Banks - Commercial — 21.7%
27,500	Comerica, Inc.	$1,574,650
3,500	Commerce Bancorp, Inc.	97,965
29,500	KeyCorp	978,220
30,000	North Fork Bankcorporation, Inc.	844,500
25,000	SunTrust Banks, Inc.	1,820,750
17,500	UnionBanCal Corp.	1,077,300

		6,393,385

	Banks - Money Centers — 10.7%
33,000	Bank of America Corp.	1,486,320
24,500	Citigroup, Inc.	1,150,520
9,500	Wachovia Corp.	486,210

		3,123,050

	Banks - Regional — 2.2%
19,000	National City Corp.	645,240

	Financial Services — 16.6%
12,500	Capital One Financial Corp.	886,125
39,000	CIT Group, Inc.	1,570,920
500	Countrywide Financial Corp.	18,095
6,500	Fannie Mae (Federal National Mortgage)	350,675
8,000	Freddie Mac (Federal Home Loan)	492,160
13,000	JP Morgan Chase & Co.	461,370
15,500	MBNA Corp.	306,125
6,000	Merrill Lynch & Company, Inc.	323,580
6,500	Morgan Stanley	342,030
900	The Goldman Sachs Group, Inc.	96,111

		4,847,191

	Insurance - Life — 0.4%
5,500	Conseco, Inc.*	105,820

	Insurance - Property/Casualty — 1.1%
9,500	The PMI Group, Inc.	334,020

The FBR Funds

FBR Large Cap Financial Fund
Portfolio of Investments (continued)
April 30, 2005
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Savings and Loans - Savings Banks — 20.0%
74,000	Astoria Financial Corp.	$1,961,740
31,000	Golden West Financial Corp.	1,932,230
61,000	Sovereign Bancorp, Inc.	1,254,770
1,500	Washington Mutual, Inc.	61,980
14,000	Webster Financial Corp.	636,300

		5,847,020

	Total Common Stocks (Amortized Cost $17,137,280)	21,295,726

PAR

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS — 26.0%
$7,608,000	Federal Home Loan Bank Discount Note, 2.80%**, due 5/2/05
	(Amortized Cost $7,607,408)	7,608,000

	Total Investments — 98.7%
	(Amortized Cost $24,744,688)	28,903,726

	Other Assets Less Liabilities — 1.3%	366,817

	Net Assets — 100.0%	$29,270,543

*	Non-income producing security
**	This issue shows the rate of discount at time of purchase.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Small Cap Financial Fund
Management Overview

Portfolio Manager: David Ellison

How did the Fund perform?

For the six-month period ended April 30, 2005, the FBR Small Cap Financial Fund returned -2.97%. This compares to the Lipper Financial Services Fund Index and the Russell 2000 Index which returned 0.88% and -0.15% for the same period, respectively.

What factors contributed to the Fund’s performance?

The Fund underperformed the relevant indexes for the six-month period for two major reasons: higher than normal cash positions, and being underweight in the less traditional and more diversified financial services companies which performed better during the period. The higher cash balances were defensive in nature and intended to act as a hedge against rising interest rates and a flatter yield curve. We have tended to overweight the more traditional bank and thrift companies, especially in this Fund, although this approach was not productive during the reporting period because of the difficult operating environment. The small cap financial group is more sensitive than its larger competitors to interest rates and the yield curve. They generally have fewer fee based and capital market products and depend more on interest income from loans as the primary source of revenue. We will continue to attempt to protect against the downside performance by maintaining higher levels of cash, especially as the macroeconomic conditions continue to look unfavorable. We will continue to overweight the Fund’s holdings in the more traditional bank and thrift business models because over time we expect them to deliver solid, fundamental earnings growth with less volatility.

What is the outlook for the Fund and the financial services sector?

A number of concerns surrounding the financial services industry have weighed heavily on stock valuations recently. These concerns include 1) rising short term interest rates, 2) the flattening yield curve (the difference between long- and short-dated debt securities), 3) possible credit problems associated with a slow down or decline in the residential housing market, 4) pricing pressure in capital market activities, most noticeably on stock trading commission rates, 5) sluggish commercial loan demand, and 6) anemic merger and acquisition activity.

In spite of all these concerns, industry fundamentals remain favorable and the outlook is for conditions to remain so. The industry has known about and prepared for the current rising rates and the potential credit problems based on previous cycles. Also, the regulators have been focused on these concerns and have pushed for conservative positioning in the industry relative to interest rates and credit behavior. We believe the group will do better relative to the market as these concerns are addressed or resolved by the companies, regulators, and the Federal Reserve.

We will continue to concentrate the Fund’s holdings in small-cap financial stocks that follow low risk business strategies and trade at below-average peer valuations. This strategy has the intended effect of reducing potential downside performance associated with macroeconomic market changes such as interest rates and credit. It will also provide the best opportunity to perform well over the long-term as these companies continue to deliver consistent earnings growth.

The FBR Funds

FBR Small Cap Financial Fund

Comparison of Changes in Value of $10,000 Investment in
Fund Shares(1)(2) vs. Various Indices(1)(3)
(unaudited)

Total Returns—For the Periods Ended April 30, 2005(4)
	One Year	Annualized Five Year	Annualized Since Inception(5)

FBR Small Cap Financial Fund(1)(2)	7.41%	25.06%	17.20%
Russell 2000 Index(1)(3)	4.71%	4.08%	7.17%
Lipper Financial Services Fund Index(1)(3)	6.62%	8.53%	9.80%

TOTAL RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.
Investment return and principal value will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Returns shown assume reinvestment of distributions.
The current performance may be lower or higher than the performance data quoted.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment. The performance of the indices include reinvested dividends, and does not reflect sales charges or expenses, except for the Lipper Financial Services Fund Index which reflects fund expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
Russell 2000 Index is comprised of the smallest of the 2000 companies of the Russell 3000 Index, representing approximately 8% of the Russell 3000’s total market-capitalization. The Lipper Financial Services Fund Index is an equally weighted index of the largest thirty funds within the financial services fund classification as defined by Lipper Inc. The index is rebalanced quarterly. Lipper Analytical Services, Inc., is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Each Lipper Average is based on a universe of funds with similar investment objectives.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)
For the period January 3, 1997 (commencement of investment operations) through April 30, 2005. Certain purchases made by shareholders within this period would have been subject to an initial maximum sales charge of up to 5.50%. As a result, total returns for such shareholders would have been lower.

The FBR Funds

FBR Small Cap Financial Fund
Portfolio Summary
April 30, 2005
(unaudited)

The following chart provides a visual breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

The FBR Funds

FBR Small Cap Financial Fund
Portfolio of Investments
April 30, 2005
(unaudited)

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 81.7%
	Banks - Commercial — 3.8%
23,399	Preferred Bank	$883,078
413,000	Provident Financial Services, Inc.	7,016,870
389,555	Taylor Capital Group, Inc.	12,154,116

		20,054,064

	Banks - Regional — 3.3%
812,895	Bank Mutual Corp.	8,559,785
36,259	City Holding Co.	1,166,089
101,000	Hanmi Financial Corp.	1,479,650
355,000	NewAlliance Bancshares, Inc.	4,650,500
145,118	Partners Trust Financial Group, Inc.	1,474,399

		17,330,423

	Consumer Finance — 2.6%
231,000	AmeriCredit Corp.*	5,405,400
385,822	ASTA Funding, Inc.	8,063,680

		13,469,080

	Insurance - Life — 0.9%
60,000	StanCorp Financial Group, Inc.	4,591,200

	REITs - Mortgage — 3.4%
25,000	Aames Investment Corp.	211,250
155,000	Anworth Mortgage Asset Corp.	1,446,150
25,000	Fieldstone Investment Corp.	319,250
142,500	Government Properties Trust, Inc.	1,405,050
91,800	Luminent Mortgage Capital, Inc.	913,410
224,000	MFA Mortgage Investments, Inc.	1,608,320
15,000	New Century Financial Corp.	681,750
5,000	Redwood Trust, Inc.	250,600
449,000	Saxon Capital, Inc.	7,709,330
115,000	Thornburg Mortgage, Inc.	3,445,400

		17,990,510

	Savings and Loans - Savings Banks - Central — 3.3%
168,400	Capitol Federal Financial	5,717,180
49,174	First Place Financial Corp.	862,020

The FBR Funds

FBR Small Cap Financial Fund
Portfolio of Investments (continued)
April 30, 2005
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Savings and Loans - Savings Banks - Central — 3.3% (continued)
137,843	HMN Financial, Inc.	$4,162,859
154,900	MAF Bancorp, Inc.	6,254,862
25,100	TierOne Corp.	584,328

		17,581,249

	Savings and Loans - Savings Banks - East — 21.3%
238,413	Bancorp Rhode Island, Inc.	8,666,313	†
8,400	Berkshire Hills Bancorp, Inc.	263,760
301,754	Brookline Bancorp, Inc.	4,526,310
571,497	Dime Community Bancshares, Inc.	8,481,015
102,461	Flushing Financial Corp.	1,676,262
20,771	Harleysville Savings Financial Corp.	363,493
101,908	Hingham Institution for Savings	4,400,387	†
826,000	Hudson City Bancorp, Inc.	27,398,419
211,964	Independence Community Bank Corp.	7,562,876
126,339	MASSBANK Corp.	4,447,133
115,020	New York Community Bancorp, Inc.	2,035,854
15,360	Pamrapo Bancorp, Inc.	324,111
263,177	Parkvale Financial Corp.	7,237,368
147,322	PennFed Financial Services, Inc.	1,975,588
105,500	People’s Bank	4,381,415
565,000	Sovereign Bancorp, Inc.	11,622,050
90,087	TF Financial Corp.	2,424,241
102,678	WSFS Financial Corp.	5,249,926
276,838	Yardville National Bancorp	8,952,941

		111,989,462

	Savings and Loans - Savings Banks - South — 6.0%
680,963	BankUnited Financial Corp., Class A	16,261,397
25,301	FFLC Bancorp, Inc.	1,113,244
772,172	Franklin Bank Corp.*	12,980,211
45,100	Greenville First Bancshares, Inc.*	931,315

		31,286,167

	Savings and Loans - Savings Banks - West — 37.1%
461,861	Banner Corp.	11,523,432
1,050,000	Commercial Capital Bancorp, Inc.	16,579,500

The FBR Funds

FBR Small Cap Financial Fund
Portfolio of Investments (continued)
April 30, 2005
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Savings and Loans - Savings Banks - West — 37.1% (continued)
461,000	Downey Financial Corp.	$29,840,530
54,619	First PacTrust Bancorp, Inc.	1,338,166
620,800	FirstFed Financial Corp.*	31,431,103
37,400	Harrington West Financial Group, Inc.	602,140
348,701	ITLA Capital Corp.*	16,005,376	†
216,650	Pacific Premier Bancorp, Inc.*	2,134,003
587,000	PFF Bancorp, Inc.	16,389,040
585,000	Sterling Financial Corp.*	19,123,650
1,268,560	Washington Federal, Inc.	28,276,202
484,500	Westcorp	21,676,530

		194,919,672

	Total Common Stocks (Amortized Cost $345,413,210)	429,211,827

PAR

	REPURCHASE AGREEMENTS — 17.5%
$92,158,000	With Mizuho Securities, Inc. dated 4/29/05 at 2.77% to be repurchased at
	$92,179,273 on 5/2/05, collateralized by U.S. Treasury Bonds, 8.75%
	due 8/15/20, value $67,002,813; U.S. Treasury Bonds, 9.875%
	due 11/15/15, value $26,672,161 (Amortized Cost $92,158,000)	92,158,000

	Total Investments — 99.2%
	(Amortized Cost $437,571,210)	521,369,827

	Other Assets Less Liabilities — 0.8%	4,155,582

	Net Assets — 100.0%	$525,525,409

*	Non-income producing security
†	Affiliated issuer as defined in the Investment Company Act of 1940 (ownership of at least 5% of the outstanding voting securities of an issuer)

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Small Cap Fund
Management Overview

Portfolio Manager: Charles T. Akre, Jr.

How did the Fund perform?

For the six-month period ended April 30, 2005, the FBR Small Cap Fund appreciated 5.41%. This compares to the Lipper Small Cap Growth Fund Index and the Russell 2000 Index, which returned 0.02% and -0.15% for the same period, respectively.

What factors contributed to the Fund’s performance?

During the first half of the Fund’s fiscal year, we maintained our emphasis on a small number of outstanding businesses. Our concentration in these businesses was at a lower level than the same time last year because of the extraordinary inflows of capital throughout 2004. In an effort to protect current shareholders and properly manage the Fund’s growth, the Board of Trustee’s of The FBR Funds – upon our recommendation – determined to close the Fund to new investors effective October 1, 2004. At some appropriate time in the future we may recommend reopening the Fund.

In addition, several of the Fund’s long-time holdings have appreciated in terms of market cap size outside our investment parameters. So with the same discipline we utilized to uncover these outstanding businesses, we have added new holdings to the portfolio. You can be certain that the major component of our total return originates in the quality of the businesses we own, with the additional benefit coming from our value discipline and price sensitivity in our purchase decisions.

What is the outlook for the Fund and the small cap sector?

As we have said in the past, we offer no opinion on the direction of the market or for small cap stocks. We do affirm to you that we will continue to be diligent in searching out a small number of outstanding businesses to own in our portfolio. We remain totally committed to our goal of compounding your capital at an above average rate, while incurring a level of risk compatible with that goal.

As may be evident from the sector breakdown of assets found in this semi-annual report, the Fund does not own a wide cross section of small cap stocks intended to replicate an index. The Fund owns fewer securities, but with real commitment. As such, the outlook for the Fund is a function of its basket of holdings rather than the market in general. We remain enthusiastic about the individual company prospects within the Fund’s portfolio and continue to work hard to find new places to commit capital. That said, market prices are higher today for many of our businesses and our valuation discipline means that we are typically more active in periods of declining prices and less active during periods of rising prices.

The FBR Funds

FBR Small Cap Fund

Comparison of Changes in Value of $10,000 Investment in
Fund Shares(1)(2) vs. Various Indices(1)(3)
(unaudited)

Total Returns—For the Periods Ended April 30, 2005(4)
	One Year	Annualized Five Year	Annualized Since Inception(5)

FBR Small Cap Fund(1)(2)	15.26%	16.22%	16.99%
Russell 2000 Index(1)(3)	4.71%	4.08%	7.17%
Lipper Small Cap Growth Fund Index(1)(3)	0.69%	(4.29%)	5.06%

TOTAL RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.
Investment return and principal value will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Returns shown assume reinvestment of distributions.
The current performance may be lower or higher than the performance data quoted.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment. The performance of the indices include reinvested dividends, and does not reflect sales charges or expenses, except for the Lipper Small Cap Growth Fund Index which reflects fund expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
Russell 2000 Index is comprised of the smallest of the 2000 companies of the Russell 3000 Index, representing approximately 8%of the Russell 3000’s total market-capitalization. The Lipper Small-Cap Growth Fund Index is an equally weighted index of the largest thirty funds within the small-cap fund classification as defined by Lipper Inc. The index is rebalanced quarterly. Lipper Analytical Services, Inc., is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Each Lipper Average is based on a universe of funds with similar investment objectives.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)
For the period January 3, 1997 (commencement of investment operations) through April 30, 2005. Certain purchases made by shareholders within this period would have been subject to an initial maximum sales charge of up to 5.50%. As a result, total returns for such shareholders would have been lower.

The FBR Funds

FBR Small Cap Fund
Portfolio Summary
April 30, 2005
(unaudited)

The following chart provides a visual breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

The FBR Funds

FBR Small Cap Fund
Portfolio of Investments
April 30, 2005
(unaudited)

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 89.0%
	Beverages — 0.9%
170,800	Coca-Cola Bottling Co. Consolidated	$8,150,576

	Biotechnology and Drugs — 0.7%
686,700	Bradley Pharmaceuticals, Inc.*	6,139,098

	Capital Goods - Miscellaneous — 2.2%
614,800	Briggs & Stratton Corp.	19,901,076

	Casinos and Gaming — 25.6%
1,600,000	Alliance Gaming Corp.*	18,240,000
380,100	Argosy Gaming Co.*	17,461,794
129,500	Florida Gaming Corp.*	997,150
20,000	International Game Technology	537,800
185,000	Isle of Capri Casinos, Inc.*	4,469,600
142,500	Magna Entertainment Corp. Class A*	746,700
1,031,000	Monarch Casino & Resort, Inc.*	18,558,000	†
4,100,000	Penn National Gaming, Inc.*	129,150,000
1,361,407	Pinnacle Entertainment, Inc.*	20,638,930
157,500	Shuffle Master, Inc.*	3,967,425
250,000	Station Casinos, Inc.	16,132,500

		230,899,899

	Communication Services — 6.4%
3,100,000	American Tower Corp., Class A*	53,413,000
74,650	SpectraSite, Inc.*	4,190,105

		57,603,105

	Computer Peripherals — 0.2%
118,500	Metrologic Instruments, Inc.*	1,590,270

	Construction Services — 4.4%
566,666	D.R. Horton, Inc.	17,283,313
300,000	Toll Brothers, Inc.*	22,740,000

		40,023,313

The FBR Funds

FBR Small Cap Fund
Portfolio of Investments (continued)
April 30, 2005
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Construction - Supplies and Fixtures — 3.0%
423,324	American Woodmark Corp.	$13,478,636
508,000	Simpson Manufacturing Company, Inc.	13,716,000

		27,194,636

	Consumer Financial Services — 2.3%
873,000	AmeriCredit Corp.*	20,428,200

	Electric Utilities — 2.3%
1,316,400	The AES Corp.*	21,167,712

	Insurance - Miscellaneous — 1.6%
25,000	Brown & Brown, Inc.	1,093,750
393,500	Hilb Rogal and Hobbs Co.	13,776,435

		14,870,185

	Insurance - Property and Casualty — 20.5%
523,000	Allmerica Financial Corp.*	17,557,110
80	Berkshire Hathaway, Inc., Class B*	223,841
95,000	Fairfax Financial Holdings Ltd	12,350,000
61,000	Investors Title Co.	2,135,610
250,000	LandAmerica Financial Group, Inc.	12,400,000
255,400	Markel Corp.*	87,627,739
300,000	Montpelier Re Holdings Ltd	9,957,000
275,000	PartnerRe Ltd	16,027,000
700,000	Platinum Underwriters Holdings Ltd	20,720,000
282,728	PMA Capital Corp., Class A*	2,004,542
75,000	ProAssurance Corp.*	2,813,250
33,600	Triad Guaranty, Inc.*	1,690,416

		185,506,508

	Office Equipment — 2.1%
542,700	Global Imaging Systems, Inc.*	18,826,263

The FBR Funds

FBR Small Cap Fund
Portfolio of Investments (continued)
April 30, 2005
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Oil and Gas Operations — 4.2%
510,100	Kaneb Services LLC	$21,842,482
358,919	MarkWest Hydrocarbon, Inc.	7,813,667
211,800	Penn Virginia Corp.	8,698,626

		38,354,775

	Personal Services — 0.2%
200,000	Service Corporation International	1,408,000

	Recreational Activities — 0.8%
603,800	Dover Motorsports, Inc.	2,759,366
61,650	Equus Gaming Company L.P.*	53,019
60,000	International Speedway Corp., Class A	3,192,000
19,000	International Speedway Corp., Class B	1,002,250

		7,006,635

	Regional Banks — 0.1%
14,000	Corus Bankshares, Inc.	683,620

	Retail - Apparel — 1.3%
412,500	Aeropostale, Inc.*	11,521,125

	Retail - Specialty — 9.2%
2,500,000	99 Cents Only Stores*	27,700,000
150,000	Advance Auto Parts, Inc.*	8,002,500
1,500,000	CarMax, Inc.*	40,920,000
122,165	O’Reilly Automotive, Inc.*	6,269,508

		82,892,008

	Software and Programming — 0.1%
32,000	MICROS Systems, Inc.*	1,268,800

	Transportation Services — 0.9%
464,997	Dynamex, Inc.*	8,337,396

	Total Common Stocks (Amortized Cost $614,707,060)	803,773,200

The FBR Funds

FBR Small Cap Fund
Portfolio of Investments (continued)
April 30, 2005
(unaudited)

					VALUE
PAR		RATE		MATURITY	(NOTE 2)

	U.S. GOVERNMENT AGENCY OBLIGATION — 2.2%
$20,000,000	Student Loan Marketing Association
	(Amortized Cost $20,112,639)	2.25%		12/15/32	$19,905,200

	SHORT-TERM INVESTMENTS — 9.1%
	Commercial Paper — 8.7%
9,500,000	General Electric Capital Corp.	2.82	**	5/17/05	9,488,093
8,500,000	General Electric Capital Corp.	2.97	**	6/21/05	8,464,236
20,000,000	HSBC Finance Corp.	2.73	**	5/3/05	19,996,967
15,000,000	Lockhart Funding LLC	2.95	**	6/6/05	14,955,750
11,500,000	Sunbelt Funding Corp.	2.70	**	5/4/05	11,497,413
15,000,000	The Hertz Corp.	3.17	**	6/14/05	14,941,883

	Total Commercial Paper (Amortized Cost $79,344,342)				79,344,342

	Repurchase Agreements — 0.4%
3,251,000	With Mizuho Securities, Inc. dated 4/29/05 at 2.77%
	to be repurchased at $3,251,750 on 5/2/05, collateralized
	by U.S. Treasury Bonds, 8.75% due 8/15/20,
	value $2,363,616; U.S. Treasury Bonds, 9.875%
	due 11/15/15, value $940,897 (Amortized Cost $3,251,000)				3,251,000

	Total Short-Term Investments (Amortized Cost $82,595,342)				82,595,342

	Total Investments — 100.3% (Amortized Cost $717,415,041)				906,273,742

	Liabilities Less Other Assets — (0.3%)				(2,972,426)

	Net Assets — 100.0%				$903,301,316

*	Non-income producing security
†	Affiliated issuer as defined in the Investment Company Act of 1940 (ownership of at least 5% of the outstanding voting securities of an issuer)
**	This issue shows the rate of discount at time of purchase.
Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry categories.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Large Cap Technology Fund
Management Overview

Co-Portfolio Managers: Winsor Aylesworth and Dave Ellison

How did the fund perform?

For the six-month period ended April 30, 2005, the FBR Large Cap Technology Fund appreciated 2.98%. This compares to the Lipper Science & Technology Fund Index, the NASDAQ Composite Index and the S&P 500 Index which returned -3.52%, -2.39%, and 3.28% for the same period, respectively.

What factors contributed to the Fund’s performance?

Technology stocks participated significantly in the post-election rally that drove the capital markets higher at the end of 2004. The cyclical pressures from macroeconomic forces such as rising energy prices, rising interest rates and inflationary fears contributed to a difficult start for the technology sector in 2005. Our overall strategy of investing in large cap technology companies with sustainable earnings and minimal debt which sell at reasonable valuations is an inherently conservative approach which served the Fund well during this period.

What is the outlook for the Fund and the technology sector?

Business spending as it relates to technology infrastructure is becoming more seasonal, typically peaking in the third and fourth quarters as companies scramble to deploy their annual budgets. We think the Fund is well positioned to take advantage of the anticipated increases in business spending this year. The large cap technology companies remain well capitalized and have ample cash on their balance sheets, providing the opportunity for increased merger and aquisition activity, the pursuit of new technologies and/or the return of cash to shareholders in the form of increased dividend payouts.

Science and technology stocks will always be affected by the global economic conditions and the strength and weakness of business and consumer spending. The FBR Large Cap Technology Fund strives to offer investors exposure within the technology industry by owning a wide range of fundamentally sound companies with attractive and sustainable profit margins. These market leaders should continue to participate in the inherent growth of the sector and, most importantly, weather any market downturn.

The FBR Funds

FBR Large Cap Technology Fund

Comparison of Changes in Value of $10,000 Investment in
Fund Shares(1)(2) vs. Various Indices(1)(3)
(unaudited)

Total Returns—For the Periods Ended April 30, 2005(4)
	One Year	Annualized Since Inception(5)

FBR Large Cap Technolgy Fund(1)(2)	2.23%	4.38%
S&P 500 Composite Index(1)(3)	6.33%	2.71%
NASDAQ Composite Index(1)(3)	0.66%	0.66%
Lipper Science & Technology Fund Index(1)(3)	(2.59%)	(5.31%)

TOTAL RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.
Investment return and principal value will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Returns shown assume reinvestment of distributions.
The current performance may be lower or higher than the performance data quoted.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment. The performance of the indices include reinvested dividends, and does not reflect sales charges or expenses, except for the Lipper Science & Technology Fund Index which reflects fund expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
S&P 500 Composite Index is a capitalization-weighted index of 500 stocks. The index is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks representing all major industries. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small Cap stocks. The Lipper Science & Technology Fund Index is an equally weighted index of the largest thirty funds within the science and technology fund classification as defined by Lipper Inc. The index is rebalanced quarterly. Lipper Analytical Services, Inc., is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Each Lipper Average is based on a universe of funds with similar investment objectives.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)	For the period February 1, 2002 (commencement of investment operations) through April 30, 2005.

The FBR Funds

FBR Large Cap Technology Fund
Portfolio Summary
April 30, 2005
(unaudited)

The following chart provides a visual breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

The FBR Funds

FBR Large Cap Technology Fund
Portfolio of Investments
April 30, 2005
(unaudited)

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 99.1%
	Audio and Video Equipment — 3.9%
7,125	Sony Corp. ADR	$261,559

	Biotechnology and Drugs — 13.9%
1,000	AmerisourceBergen Corp.	61,280
3,450	AstraZeneca PLC ADR	151,628
500	Barr Pharmaceuticals, Inc.*	25,930
2,525	Mylan Laboratories, Inc.	41,663
5,475	Novartis AG ADR	266,796
12,875	Schering-Plough Corp.	268,700
2,275	Serono S.A. ADR	36,264
2,550	Shire Pharmaceuticals Group PLC ADR	79,254

		931,515

	Communications Equipment — 11.6%
2,400	Cisco Systems, Inc.*	41,472
1,850	Comverse Technology, Inc.*	42,162
21,100	Motorola, Inc.	323,673
16,725	Nokia Oyj ADR	267,266
1,775	Scientific-Atlanta, Inc.	54,280
6,450	Tellabs, Inc.*	50,052

		778,905

	Communications Services — 4.2%
11,825	SBC Communications, Inc.	281,435

	Computer Hardware — 4.1%
2,000	Apple Computer, Inc.*	72,120
455	International Business Machines Corp.	34,753
47,200	Sun Microsystems, Inc.*	171,336

		278,209

	Computer Peripherals — 7.0%
5,075	Canon, Inc. ADR	264,103
9,950	Hewlett-Packard Co.	203,677

		467,780

The FBR Funds

FBR Large Cap Technology Fund
Portfolio of Investments (continued)
April 30, 2005
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Computer Services — 0.9%
1,750	NCR Corp.*	$57,750

	Computer Storage Devices — 5.7%
20,625	EMC Corp.*	270,599
1,575	SanDisk Corp.*	37,328
4,375	Seagate Technology*	76,913

		384,840

	Electronic Instruments and Controls — 11.6%
5,000	Advantest Corp. ADR	87,600
6,015	Agilent Technologies, Inc.*	124,810
1,825	American Power Conversion Corp.	44,275
4,300	AU Optronics Corp. ADR	69,746
1,900	Jabil Circuit, Inc.*	52,440
3,100	LG. Philips LCD Company, Ltd. ADR*	71,765
4,900	Molex, Inc.	124,509
32,600	Solectron Corp.*	107,580
1,400	TDK Corp. ADR	98,168

		780,893

	Photography — 4.3%
4,200	Eastman Kodak Co.	105,000
5,500	Fuji Photo Film Company, Ltd. ADR	181,885

		286,885

	Scientific and Technical Instruments — 0.7%
2,250	Applera Corp. - Applied Biosystems Group	47,700

	Semiconductors — 28.3%
4,900	Advanced Micro Devices, Inc.*	69,727
3,500	Analog Devices, Inc.	119,385
20,150	Applied Materials, Inc.*	299,630
4,217	Freescale Semiconductor, Inc. Class B*	79,533
10,700	Infineon Technologies AG ADR*	89,880
11,550	Intel Corp.	271,655
2,425	KLA-Tencor Corp.	94,624
1,875	Kyocera Corp. ADR	137,119

The FBR Funds

FBR Large Cap Technology Fund
Portfolio of Investments (continued)
April 30, 2005
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Semiconductors — 28.3% (continued)
1,950	Lam Research Corp.*	$50,018
12,050	Micron Technology, Inc.*	117,006
3,300	National Semiconductor Corp.	62,964
1,950	Novellus Systems, Inc.*	45,689
12,700	STMicroelectronics N.V.	180,339
10,900	Texas Instruments, Inc.	272,063

		1,889,632

	Software and Programming — 2.9%
1,300	Electronic Arts, Inc.*	69,407
2,675	Microsoft Corp.	67,678
6,600	Siebel Systems, Inc.*	59,400

		196,485

	Total Common Stocks (Amortized Cost $6,532,861)	6,643,588

PAR

	REPURCHASE AGREEMENTS — 1.8%
$123,000	With Mizuho Securities, Inc. dated 4/29/05 at 2.77% to be repurchased at $123,028 on 5/2/05, collateralized by U.S. Treasury Bonds, 8.75% due 8/15/20, value $89,426; U.S. Treasury Bonds, 9.875% due 11/15/15, value $35,598 (Amortized Cost $123,000)	123,000

	Total Investments — 100.9%
	(Amortized Cost $6,655,861)	6,766,588

	Liabilities Less Other Assets — (0.9%)	(60,765)

	Net Assets — 100.0%	$6,705,823

*        Non-income producing security
ADR  American Depository Receipts

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Small Cap Technology Fund
Management Overview

Portfolio Manager: Robert C. Barringer, CFA

How did the fund perform?

The FBR Small Cap Technology Fund commenced operations on January 20, 2004. For the six-month period ended April 30, 2005, the Fund returned –5.63% and the Lipper Science & Technology Fund Index, the NASDAQ Composite Index and the Russell 2500 Technology Index returned -3.52%, -2.39%, and -7.11%, respectively.

What factors contributed to the Fund’s performance?

Smaller cap technology companies underperformed the larger more established and mature companies, as typically happens during a down period. The Fund was helped by our weighting in video game publishers such as Activision (which accounted for 1.6% of assets as of 4/30/05),which have continued to have strong financial results and reasonable valuations. The Fund was also helped by our positions within the healthcare technology arena, which as a group, outperformed their technology peers.

What is the outlook for the Fund and the technology sector?

Since the closing of this report, the technology group in general has rebounded, primarily due to company valuations, which had swung to the side of discounting a weaker second half of 2005, have announced more neutral to positive outlooks. In addition, the prevailing attitude of the market is that the semiconductor oversupply issue is abating and that the second half of 2005 should offer a better technology spending environment than previously believed, a notion we feel will drive the performance of smaller cap technology companies.

I was named portfolio manager of the FBR Small Cap Technology Fund in August 2004 and am excited to create and maintain a portfolio of future leaders in technology. The Fund will attempt to capitalize on new trends in technology by identifying companies with differentiated strategies, competitive advantages, and strong balance sheets. The constantly changing nature of technology should provide ongoing investment opportunities into the future.

The FBR Funds

FBR Small Cap Technology Fund

Comparison of Change in Value of $10,000 Investment in
Fund Shares(1)(2) vs. Various Indices (1)(3)
(unaudited)

Total Returns—For the Periods Ended April 30, 2005(4)

	One Year	Since Inception(5)

FBR Small Cap Technology Fund(1)(2)	(6.79%)	(12.93%)
NASDAQ Composite Index(1)(3)	0.66%	(7.84%)
Russell 2500 Technology Index(1)(3)	(9.48%)	(24.17%)
Lipper Science & Technology Fund Index(1)(3)	(2.59%)	(13.39%)

TOTAL RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.
Investment return and principal value will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Returns shown assume reinvestment of distributions.
The current performance may be lower or higher than the performance data quoted.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment. The performance of the indices include reinvested dividends, and does not reflect sales charges or expenses, except for the Lipper Science & Technology Fund Index which reflects fund expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total return shown includes fee waivers and expense reimbursements, if any; total return would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small Cap stocks. The Russell 2500 Technology Index is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science. The Lipper Science & Technology Fund Index is an equally weighted index of the largest thirty funds within the science and technology fund classification as defined by Lipper Inc. The index is rebalanced quarterly. Lipper Analytical Services, Inc., is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Each Lipper Average is based on a universe of funds with similar investment objectives.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)	For the period January 20, 2004 (commencement of investment operations) through April 30, 2005.

The FBR Funds

FBR Small Cap Technology Fund
Portfolio Summary
April 30, 2005
(unaudited)

The following chart provides a visual breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

The FBR Funds

FBR Small Cap Technology Fund
Portfolio of Investments
April 30, 2005
(unaudited)

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 97.4%
	Biotechnology and Drugs — 8.2%
1,200	Angiotech Pharmaceuticals, Inc.*	$16,308
1,300	Array BioPharma, Inc.*	8,086
800	Cardiome Pharma Corp.*	4,720
800	CV Therapeutics, Inc.*	15,856
1,800	Geron Corp.*	11,106
300	ImClone Systems, Inc.*	9,555
300	InterMune, Inc.*	3,240
1,200	Martek Biosciences Corp.*	45,924
400	NeoPharm, Inc.*	3,340

		118,135

	Chemical Manufacturing — 1.2%
625	Cabot Microelectronics Corp.*	17,994

	Communications Equipment — 4.1%
2,000	Foundry Networks, Inc.*	16,800
1,500	Polycom, Inc.*	22,890
1,800	SpectraLink Corp.	19,998

		59,688

	Computer Hardware — 2.0%
800	Neoware Systems, Inc.*	7,737
1,000	palmOne, Inc.*	21,430

		29,167

	Computer Networks — 4.1%
1,200	Intergraph Corp.*	35,484
4,100	Novell, Inc.*	24,231

		59,715

	Computer Peripherals — 3.3%
2,800	Metrologic Instruments, Inc.*	37,576
500	Rimage Corp.*	10,025

		47,601

The FBR Funds

FBR Small Cap Technology Fund
Portfolio of Investments (continued)
April 30, 2005
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Computer Services — 4.9%
8,000	@Road, Inc.*	$27,120
1,500	GSI Commerce, Inc.*	21,750
450	InfoSpace, Inc.*	13,946
1,500	Webzen, Inc. ADR	7,605

		70,421

	Computer Storage Devices — 2.4%
3,300	Dot Hill Systems Corp.*	15,576
700	Storage Technology Corp.*	19,460

		35,036

	Electronic Instruments and Controls — 7.7%
600	Benchmark Electronics, Inc.*	16,224
1,800	Excel Technology, Inc.*	37,782
950	Keithley Instruments, Inc.	13,196
700	Park Electrochemical Corp.	15,505
2,400	Power-One, Inc.*	10,032
1,400	Technitrol, Inc.	18,172

		110,911

	Medical Equipment and Supplies — 19.9%
900	Abaxis, Inc.*	8,550
800	Adeza Biomedical Corp.*	10,200
2,000	CABG Medical, Inc.*	8,800
800	Cholestech Corp.*	8,224
1,800	Kensey Nash Corp.*	49,464
1,200	Merit Medical Systems, Inc.*	15,180
19,700	Orthovita, Inc.*	64,812
1,350	SonoSite, Inc.*	39,292
4,000	TriPath Imaging, Inc.*	25,680
1,175	Wright Medical Group, Inc.*	29,175
1,200	ZOLL Medical Corp.*	27,288

		286,665

	Semiconductors — 15.8%
1,500	Actel Corp.*	21,045
400	Coherent, Inc.*	12,832

The FBR Funds

FBR Small Cap Technology Fund
Portfolio of Investments (continued)
April 30, 2005
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Semiconductors — 15.8% (continued)
1,800	Exar Corp.*	$22,842
900	FormFactor, Inc.*	20,556
600	Genesis Microchip, Inc.*	8,586
3,300	Integrated Silicon Solution, Inc.*	21,318
700	International Rectifier Corp.*	29,778
4,600	LSI Logic Corp.*	24,656
1,500	Mykrolis Corp.*	19,125
400	Power Integrations, Inc.*	8,700
400	Rudolph Technologies, Inc.*	5,160
1,000	Semtech Corp.*	16,890
1,150	Standard Microsystems Corp.*	16,273

		227,761

	Software and Programming — 23.8%
1,601	Activision, Inc.*	23,146
1,700	BEA Systems, Inc.*	11,730
4,300	Compuware Corp.*	25,585
600	FileNet Corp.*	15,900
4,500	Informatica Corp.*	34,785
600	KONAMI Corp. ADR	12,672
1,300	Lawson Software, Inc.*	6,864
2,100	Majesco Entertainment Co.*	18,690
1,000	Manhattan Associates, Inc.*	18,880
5,400	MatrixOne, Inc.*	23,058
700	Napster, Inc.*	4,004
3,200	NetIQ Corp.*	34,304
2,600	RealNetworks, Inc.*	16,016
1,380	RSA Security, Inc.*	14,821
2,000	Sybase, Inc.*	37,859
1,000	THQ, Inc.*	25,220
2,500	TIBCO Software, Inc.*	17,850

		341,384

	Total Common Stocks (Amortized Cost $1,527,687)	1,404,478

The FBR Funds

FBR Small Cap Technology Fund
Portfolio of Investments (continued)
April 30, 2005
(unaudited)

		VALUE
PAR		(NOTE 2)

	REPURCHASE AGREEMENTS — 2.8%
$40,000	With Mizuho Securities, Inc. dated 4/29/05 at 2.77% to be repurchased at $40,009 on 5/2/05, collateralized by U.S. Treasury Bonds, 8.75% due 8/15/20, value $29,082; U.S. Treasury Bonds, 9.875% due 11/15/15, value $11,577 (Amortized Cost $40,000)	$40,000

	Total Investments — 100.2%
	(Amortized Cost $1,567,687)	1,444,478

	Liabilities Less Other Assets — (0.2%)	(2,898)

	Net Assets — 100.0%	$1,441,580

*        Non-income producing security
ADR  American Depository Receipts

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Gas Utility Index Fund
Management Overview

Portfolio Manager: Winsor Aylesworth

How did the fund perform?

For the six-month period ended April 30, 2005, the FBR Gas Utility Index Fund appreciated 11.03%. This compares to the AGA Stock Index, the Lipper Utility Index and the S&P 500 Composite Index which returned 11.49%, 11.71% and 3.28% for the same period, respectively.

What factors contributed to the Fund’s performance?

Corporate restructuring from the “Enron Era” continued to pay benefits to the Fund’s investors. Over the course of the reporting period, utility companies continued to divest non-core assets, reduce over-all debt levels and focus efforts on electricity generation and gas distribution within their respective markets. As a result, many of the Fund’s holdings have either resumed or increased their dividend payouts resulting in a higher and more attractive yield for the Fund. This is especially important as the 10-year U.S. Treasury yield remained under pressure and faced severe volatility amid the current monetary tightening policy and fears of inflation.

Over the course of the first six-months of the fiscal year, the economy as it relates to energy usage continued its slow recovery and the national weather patterns remained within historic ranges, which provided the backdrop for a solid operating environment.

What is the outlook for the Fund and the utility sector?

Barring any acts of terror and major geopolitical issues, we feel the economy is poised to continue its recovery through the balance of our fiscal year despite the increased concerns related to the price of crude oil. The continued recovery should drive the overall demand for energy, which is a positive for the Fund’s holdings. We also expect the companies in the Fund’s portfolio to continue to strengthen their balance sheets and where possible, increase their dividends as cash-flows improve. As the demographics of the U.S. continue to shift, baby boomers entering retirement will actively seek income-oriented investments such as utilities, which is the highest yielding equity sector that qualifies for the new 15% tax rate on dividends. As a result, we remain positive about the long-term fundamental trends of the gas utility industry.

The FBR Funds

FBR Gas Utility Index Fund

Comparison of Changes in Value of $10,000 Investment in
Fund Shares(1)(2) vs. Various Indices (1)(3)
(unaudited)

Total Returns—For the Periods Ended April 30, 2005(4)(5)
		Annualized	Annualized
	One Year	Five Year	Ten Year

FBR Gas Utility Index Fund(1)(2)	26.00%	6.53%	10.94%
S&P 500 Composite Index(1)(3)	6.33%	(2.94%)	10.25%
Lipper Utility Fund Index(1)(3)	26.04%	0.03%	8.61%
Dow Jones Utility Average(1)(3)	40.80%	7.23%	11.35%

TOTAL RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.
Investment return and principal value will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Returns shown assume reinvestment of distributions.
The current performance may be lower or higher than the performance data quoted.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the indices are unmanaged, do not incur expenses and are not available for investment. The performance of the indices include reinvested dividends, and does not reflect sales charges or expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
The S&P 500 Index is a capitalization weighted index of 500 stocks representing all major industries designed to represent the broad domestic economy. Effective November 1, 2004, the Fund changed its benchmark from the Dow Jones Utility Average to the S&P 500 Index, which is more representative of a broad-based comparative index, compared to the Dow Jones Utility Average which consists of only 15 companies. The Dow Jones Utility Average is a price weighted average of 15 utility companies listed on the New York Stock Exchange and involved in the production of electrical energy. The Lipper Utility Fund Index is an equally weighted index of the largest ten funds within the utility fund classification as defined by Lipper Inc. The index is rebalanced quarterly. Lipper Analytical Services, Inc., is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Each Lipper Average is based on a universe of funds with similar objectives.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)	Effective April 1, 2003, the Fund changed its fiscal year-end from March 31 to October 31.

The FBR Funds

FBR Gas Utility Index Fund
Portfolio Summary
April 30, 2005
(unaudited)

The following chart provides a visual breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

The FBR Funds

FBR Gas Utility Index Fund
Portfolio of Investments
April 30, 2005
(unaudited)

SHARES		VALUE (NOTE 2)	PERCENT OF NET ASSETS

	COMMON STOCKS — 99.52%
254,700	National Grid Transco PLC ADR	$12,589,820	5.01%
430,600	Duke Energy Corp.	12,569,213	5.00
438,950	E.ON AG ADR	12,422,285	4.93
245,050	Enbridge, Inc.	12,365,223	4.92
514,000	TransCanada Corp.	12,094,420	4.81
322,225	PG&E Corp.	11,187,652	4.45
143,050	Dominion Resources, Inc.	10,785,970	4.29
264,750	KeySpan Corp.	10,041,968	3.99
417,450	NiSource, Inc.	9,701,538	3.85
136,250	Public Service Enterprise Group, Inc.	7,916,125	3.15
728,050	El Paso Corp.	7,273,220	2.89
416,000	The Williams Companies, Inc.	7,080,320	2.82
291,033	Southern Union Co.*	6,967,330	2.77
118,500	Questar Corp.	6,920,400	2.75
179,900	AGL Resources, Inc.	6,224,540	2.48
219,450	Atmos Energy Corp.	5,771,535	2.30
210,150	Piedmont Natural Gas Company, Inc.	4,822,943	1.92
95,400	Exelon Corp.	4,722,300	1.87
107,925	Consolidated Edison, Inc.	4,670,994	1.86
156,300	ONEOK, Inc.	4,510,818	1.79
115,850	Nicor, Inc.	4,282,975	1.70
128,400	WGL Holdings, Inc.	3,891,804	1.55
142,500	National Fuel Gas Co.	3,880,275	1.54
66,400	Equitable Resources, Inc.	3,827,296	1.52
309,100	CenterPoint Energy, Inc.	3,659,744	1.46
91,100	Peoples Energy Corp.	3,607,560	1.44
131,400	Energy East Corp.	3,419,028	1.36
72,625	DTE Energy Co.	3,337,119	1.33
116,625	Vectren Corp.	3,150,041	1.25
73,450	Cinergy Corp.	2,908,620	1.16
46,925	Energen Corp.	2,907,004	1.16
78,250	Northwest Natural Gas Co.	2,777,875	1.11
62,300	New Jersey Resources Corp.	2,701,328	1.07
71,900	American Electric Power Company, Inc.	2,532,318	1.01
101,900	Southwest Gas Corp.	2,493,493	0.99
46,625	Ameren Corp.	2,410,513	0.96
121,400	Xcel Energy, Inc.	2,085,652	0.82
38,425	UGI Corp.	1,930,088	0.77

The FBR Funds

FBR Gas Utility Index Fund
Portfolio of Investments (continued)
April 30, 2005
(unaudited)

SHARES		VALUE (NOTE 2)	PERCENT OF NET ASSETS

	COMMON STOCKS — 99.52% (continued)
33,330	South Jersey Industries, Inc.	$1,811,486	0.72%
34,225	Constellation Energy Group, Inc.	1,798,866	0.71
64,200	MDU Resources Group, Inc.	1,735,326	0.69
120,900	CMS Energy Corp.*	1,562,028	0.62
72,850	Puget Energy, Inc.	1,561,904	0.62
55,850	The Laclede Group, Inc.	1,528,615	0.61
42,950	Wisconsin Energy Corp.	1,514,417	0.60
20,075	Southwestern Energy Co.*	1,179,406	0.47
16,425	NSTAR	889,250	0.35
29,177	NorthWestern Corp.	817,831	0.33
28,850	Alliant Energy Corp.	759,909	0.30
26,925	PNM Resources, Inc.	744,476	0.30
195,050	Aquila, Inc.*	670,972	0.27
12,580	WPS Resources Corp.	663,343	0.26
35,875	Northeast Utilities	656,871	0.26
37,125	TECO Energy, Inc.	616,646	0.25
17,000	Black Hills Corp.	582,760	0.23
21,311	EnergySouth, Inc.	570,922	0.23
8,575	PPL Corp.	465,280	0.19
13,394	MGE Energy, Inc.	446,288	0.18
26,075	Avista Corp.	437,799	0.17
72,175	SEMCO Energy, Inc.*	378,197	0.15
8,200	CH Energy Group, Inc.	349,730	0.14
15,941	Pepco Holdings, Inc.	345,441	0.14
12,640	Chesapeake Utilities Corp.	342,923	0.14
4,650	Entergy Corp.	340,845	0.14
12,250	Allegheny Energy, Inc.*	299,390	0.12
9,095	Delta Natural Gas Company, Inc.	227,557	0.09
4,480	UniSource Energy Corp.	140,000	0.06
4,975	RGC Resources, Inc.	131,390	0.05
11,050	Sierra Pacific Resources*	119,561	0.05
4,375	Energy West, Inc.*	28,783	0.01
500	ALLETE, Inc.	20,835	0.01
1,275	Corning Natural Gas Corp.*	15,459	0.01

	Total Common Stocks (Amortized Cost $150,004,694)	$250,195,853	99.52

The FBR Funds

FBR Gas Utility Fund Index
Portfolio of Investments (continued)
April 30, 2005
(unaudited)

PAR		VALUE (NOTE 2)	PERCENT OF NET ASSETS

	REPURCHASE AGREEMENTS — 0.29%
$723,000	With Mizuho Securities, Inc. dated 4/29/05 at 2.77% to be repurchased at $723,167 on 5/2/05, collateralized by U.S. Treasury Bonds, 8.75% due 8/15/20, value $525,652; U.S. Treasury Bonds, 9.875% due 11/15/15, value $209,249; (Amortized Cost $723,000)	$723,000	0.29%

	Total Investments
	(Amortized Cost $150,727,694)	250,918,853	99.81

	Other Assets Less Liabilities	472,140	0.19

	Net Assets	$251,390,993	100.00%

*         Non-income producing security
ADR   Amercian Depository Receipt

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Fund for Government Investors
Management Overview

Portfolio Manager: Betsy Piper/Bach

How did the Fund perform?

For the six-month period ended April 30, 2005, the FBR Fund for Government Investors appreciated 0.71%.

What factors contributed to the Fund’s performance?

Since June 2004, the fixed income markets have been impacted by seven 25 basis points (100 basis points=1%) increases as the Federal Reserve (the “Fed”) continued to manage toward monetary neutrality initially aiming for a 4% Federal Funds Rate. The markets have accepted these increases without much argument as it has seen the need to eliminate some of the liquidity that has been put into the market to counter the effects of the terrorist attacks of 9/11. Immediately following the events of 9/11, the Fed began decreasing the Federal Funds Rate by a total of 525 basis points over the following two years. In the past year, the Fed has increased the Federal Funds Rate by a total of 175 basis points in an effort to counter any indication of possible inflation. The Fund’s performance followed the rates down and is now seeing its performance rally as it follows the rates right back up.

What is the outlook for the Fund?

The economy appears to be growing at a modest 3.5% rate. We believe the Federal Reserve is on target to reach a Fed Funds Rate of 3.75% early in 2006. In order to do so, we will most likely see two more 25 basis point moves in 2005, but possibly not until the 3rd or 4th quarters. Oil prices and employment rates are key indicators of inflation. With these under control the short end of the yield curve, which impacts the performance of the Fund, will see little movement over the next few months and possibly a slight upward movement at year end.

The FBR Funds

FBR Fund for Government Investors
Portfolio Summary
April 30, 2005
(unaudited)

The following chart provides a visual breakdown of the Fund by maturity schedule1. The underlying securities represent a percentage of the portfolio investments.

[1]	The maturity date used for each security in the portfolio to determine the schedule is the shorter of the next interest rate reset date or the final maturity date.
.

The FBR Funds

FBR Fund for Government Investors
Portfolio of Investments
April 30, 2005
(unaudited)

				MATURITY	VALUE
PAR		RATE		DATE	(NOTE 2)

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS — 94.0%
$5,000,000	Federal Home Loan Bank Discount Bond	1.5%	*	5/9/05	$4,998,781
20,000,000	Federal Home Loan Bank Discount Bond	1.625	*	6/15/05	19,967,238
3,000,000	Federal Home Loan Bank Discount Bond	3.25	*	8/15/05	3,000,368
3,000,000	Federal Home Loan Bank Discount Bond	2.52	*	12/9/05	2,985,960
10,000,000	Federal Home Loan Bank Discount Note	2.8	*	5/18/05	9,986,778
25,000,000	Federal Home Loan Bank Discount Note	2.79	*	5/20/05	24,963,188
34,000,000	Federal Home Loan Bank Discount Note	2.83 - 2.845	*	6/8/05	33,898,054
15,000,000	Federal Home Loan Bank Discount Note	2.8	*	6/9/05	14,954,500
15,000,000	Federal Home Loan Bank Discount Note	2.9	*	6/29/05	14,928,708
10,000,000	Federal Home Loan Bank Discount Note	2.915	*	7/1/05	9,950,607
18,265,000	Federal Home Loan Bank Discount Note	2.93	*	7/6/05	18,166,887
25,000,000	Federal Home Loan Bank Step Bond	2.45	^	5/18/05	25,000,000
8,000,000	Federal Home Loan Bank Step Bond	2.75	^	5/23/05	8,000,000
25,000,000	Federal Home Loan Bank Step Bond	3.0	^	6/14/05	25,000,000
8,555,000	Federal Home Loan Bank Step Bond	2.7	^	6/30/05	8,552,180
30,000,000	Federal Home Loan Bank Step Bond	2.9	^	7/20/05	30,000,000
2,800,000	Federal Home Loan Bank Step Bond	3.25	^	7/21/05	2,800,000
2,000,000	Federal National Mortgage Association	2.77		8/17/05	1,999,829

	Total Investments — 94.0% (Amortized Cost $259,153,078)†				259,153,078

	Other Assets Less Liabilities — 6.0%				16,563,767

	Net Assets — 100.0%				$275,716,845

*	These issues show the rate of discount at time of purchase.
^	Stepped coupon is a security with a predetermined schedule of interest or dividend rate changes. The maturity date shown is the next reset date or maturity date, whichever is shorter.
†	Same cost is used for Federal income tax purposes.

Weighted Average Maturity of Portfolio: 45 Days

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Maryland Tax-Free Portfolio
FBR Virginia Tax-Free Portfolio
Management Overview

Portfolio Manager: Craig A. Pernick

How did the Funds perform?

For the six-month period ended April 30, 2005, the FBR Maryland Tax-Free Portfolio appreciated 1.38%. This compares to the Lehman Brothers Municipal Bond Index, which returned 1.93% for the same period.

For the six-month period ended April 30, 2005, the FBR Virginia Tax-Free Portfolio appreciated 0.98%. This compares to the Lehman Brothers Municipal Bond Index, which returned 1.93% for the same period.

What factors contributed to the Fund’s performance?

As I mentioned in the 2004 Annual Report’s Management Overview, the Federal Reserve has continued on its “measured” pace of rate increases. However, during the first six months of the Funds fiscal year (November 1, 2004 to April, 30, 2005) interest rates behaved in a somewhat unpredictable manner. Short term interest rates rose as the Federal Reserve continued to raise the Federal Funds target rate from 1.75% to 2.75%. However long term interest rates as measured by the United States 10 year Treasury obligation actually declined. These two inverse movements have resulted in a significant flattening (that is, a decreasing difference between short term and long term rates) of the yield curve. The Funds underperformed their index since the Funds were positioned with a somewhat “defensive” posture in expectation of somewhat higher long term rates, which did not occur, even though short term rates rose.

What is the outlook for the Funds and the Municipal Bond Market?

Our current economic outlook forecasts GDP (Gross Domestic Product) in the 3-3.5% range, somewhat neutral inflation pressures, the Federal Reserve continuing to raise short term rates to the 3.25-3.5% range and continued strength in the U.S. dollar. As we move forward into the second half of the funds’ reporting year, it is my belief that there should be some concern that this flattening yield curve may be moderately reversed as longer term rates rise again. Therefore, I believe that the Funds should currently be managed with a somewhat shorter duration to their indices, but with the expectation that we are entering a relatively stable period of continued low long term rates. The Funds will look to take advantage of what is expected to be a steeper yield curve.

The FBR Funds

FBR Maryland Tax-Free Portfolio

Comparison of Changes in Value of $10,000 Investment in
Fund Shares(1) vs. Index(1)(2)
(unaudited)

Total Returns—For the Periods Ended April 30, 2005(3)(4)

		Annualized	Annualized
	One Year	Five Year	Ten Year

FBR Maryland Tax-Free Portfolio(1)	4.90%	5.58%	5.23%
Lehman Brothers Municipal Bond Index(1)(2)	6.82%	7.04%	6.48%

TOTAL RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.
Investment return and principal value will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Returns shown assume reinvestment of distributions.
The current performance may be lower or higher than the performance data quoted.

(1)
The graph assumes a hypothetical investment of $10,000. The Fund’s performance assumes reinvestment of all dividends and distributions and reflects all Fund expenses. The Lehman Brothers Municipal Bond Index is unmanaged and does not reflect any expenses.

(2)	The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market.
(3)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(4)	In 2004, the Fund changed its fiscal year-end from December 31 to October 31.

Some income earned in the FBR Maryland Portfolio may be subject to the federal alternative minimum tax. Income earned by non-Maryland residents will be subject to applicable state and local taxes.

The FBR Funds

FBR Virginia Tax-Free Portfolio

Comparison of Change in Value of $10,000 Investment in
Fund Shares(1) vs. Index(1)(2)
(unaudited)

Total Returns—For the Periods Ended April 30, 2005(3)(4)

		Annualized	Annualized
	One Year	Five Year	Ten Year

FBR Virginia Tax-Free Portfolio(1)	4.88%	6.06%	5.37%
Lehman Brothers Municipal Bond Index(1)(2)	6.82%	7.04%	6.48%

TOTAL RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.
Investment return and principal value will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Returns shown assume reinvestment of distributions.
The current performance may be lower or higher than the performance data quoted.

(1)
The graph assumes a hypothetical investment of $10,000. The Fund’s performance assumes reinvestment of all dividends and distributions and reflects all Fund expenses. The Lehman Brothers Municipal Bond Index is unmanaged and does not reflect any expenses.

(2)	The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market.
(3)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(4)	In 2004, the Fund changed its fiscal year-end from December 31 to October 31.

Some income earned in the Virginia Tax-Free Portfolio may be subject to the federal alternative minimum tax. Income earned by non-Virginia residents will be subject to applicable state and local taxes.

The FBR Funds

FBR Maryland Tax-Free Portfolio
FBR Virginia Tax-Free Portfolio

Portfolio Summaries
April 30, 2005
(unaudited)

The following chart provides a visual breakdown of each Fund by bond credit ratings*.
The underlying securities represent a percentage of the portfolio investments.

*	All credit ratings are by Standard & Poor’s Rating Service (“Standard & Poor’s”) except for those that did not have a Standard & Poor’s rating, a rating by Moody’s Investors Services was used.

The FBR Funds

FBR Maryland Tax-Free Portfolio
Portfolio of Investments
April 30, 2005
(unaudited)

			MATURITY		VALUE
PAR		RATE	DATE		(NOTE 2)	RATING[1]

$95,000	Anne Arundel County GO	4.125%	3/1/19		$96,106	AA	+
1,230,000	Anne Arundel County PCR Baltimore Gas and Electric Co. Project	6.0	4/1/24		1,273,111	BBB	+
500,000	Anne Arundel County Solid Waste Project GO	5.5	9/1/15		519,175	AA	+
725,000	Anne Arundel County Water and Sewer GO	6.2	8/1/05	[2]	738,847	AA	+
335,000	Baltimore County GO	5.0	6/1/19		362,503	AAA
700,000	Baltimore County, MD Metropolitan District GO	5.5	6/1/06	[2]	727,566	AAA
1,000,000	Baltimore, MD Public Improvement, Series A	5.5	10/15/06	[2]	1,059,000	AAA
500,000	Baltimore, MD GO, Series C	5.5	10/15/15		580,210	AAA
100,000	Baltimore, MD School Board Commissioners, Series A	5.0	5/1/18		108,347	AA	+
400,000	Baltimore, MD Port Facility Revenue	6.5	12/1/10		410,464	AA	-
500,000	Baltimore, MD Wastewater Project, Series A	6.0	7/1/15		593,350	AAA
500,000	Baltimore, MD Wastewater Project, Series A	5.125	7/1/42		523,275	AAA
300,000	Frederick County Public Facilities GO	5.25	7/1/17		325,041	AA
500,000	Howard County Public Improvement GO	5.5	2/15/08	[2]	539,780	AAA
500,000	Howard County Housing Opportunity MFH Development	4.9	7/1/24		508,855	Baa1	*
	Maryland State Community Development Administration Department of Housing and Community Development
275,000	Infrastructure Series A	5.0	6/1/21		292,314	Aaa	*
115,000	MFH Insured Mortgage Loan, Series A	5.3	5/15/22		120,420	Aa2	*
250,000	MFH Insured Mortgage Loan, Series B	5.5	5/15/21		261,853	Aa2	*
500,000	Residential Series B	5.15	3/1/08		514,380	Aa2	*
250,000	Residential Series B	5.375	9/1/22		255,488	Aa2	*
360,000	Residential Series E	5.7	9/1/17		375,386	Aa2	*
160,000	Series A	4.85	7/1/24		161,341	Aa2	*
500,000	SFH Series 2	5.0	4/1/17		510,485	Aa2	*
10,000	Maryland State Industrial Development
	Financing Authority Economic Revenue, Series 1-11	7.125	7/1/06		10,052	A	-

The FBR Funds

FBR Maryland Tax-Free Portfolio
Portfolio of Investments (continued)
April 30, 2005
(unaudited)

			MATURITY		VALUE
PAR		RATE	DATE		(NOTE 2)	RATING[1]

	Maryland State Stadium Authority Lease Revenue
$1,000,000	Convention Center Expansion	5.875%	12/15/13		$1,024,430	AAA
500,000	Ocean City Convention Center	5.375	12/15/15		513,270	AA	+
500,000	Sports Facilities	5.55	3/1/13		515,750	AAA
	Maryland State Economic Development Corp.
750,000	Department of Transportation Headquarters	5.375	6/1/19		835,387	AA	+
500,000	Morgan State University, Series A	6.0	7/1/22		526,950	Baa3	*
350,000	University of Maryland, Series A	5.75	10/1/33		367,087	Baa3	*
	Maryland State Health and Higher Education
	Facilities Authority
400,000	Board of Child Care	4.75	7/1/14		421,804	A
500,000	Frederick Memorial Hospital	5.25	7/1/13		554,120	AAA
500,000	Good Samaritan Hospital	5.7	7/1/09		540,975	NR
250,000	Greater Baltimore Medical Center	5.0	7/1/20		258,545	A	+
250,000	Hebrew Home of Greater Washington	5.6	1/1/20		264,328	BBB	+
1,000,000	Hebrew Home of Greater Washington	5.8	1/1/32		1,062,780	BBB	+
1,030,000	Helix Health	5.0	7/1/27		1,120,712	AAA
900,000	Johns Hopkins	5.0	5/15/26		929,763	AA	-
500,000	Johns Hopkins	5.125	11/15/34		525,180	AA	-
1,000,000	Johns Hopkins	6.0	7/1/09	[2]	1,125,250	AA
250,000	Kennedy Krieger Issue	4.875	7/1/18		255,300	Baa2	*
500,000	Kennedy Krieger Issue	5.5	7/1/33		523,020	Baa2	*
1,205,000	Loyola College	5.5	10/1/16		1,270,347	AAA
250,000	MedStar Health	4.375	8/15/13		253,720	BBB
250,000	MedStar Health	5.5	8/15/33		263,538	BBB
500,000	Sheppard Pratt, Series A	5.25	7/1/35		519,110	A	-
500,000	Suburban Hospital, Series A	5.5	7/1/16		554,985	A
	Maryland State Transportation Authority
500,000	BWI Airport	5.25	3/1/12		544,455	AAA
200,000	BWI Airport	2.95	5/5/05	[3]	200,000	Aa2	*
250,000	BWI Airport	5.25	3/1/14		271,332	AAA
1,000,000	Maryland Water Quality Financing
	Administration Revolving Loan Fund Revenue, Series A	6.0	9/1/15		1,005,130	AA

The FBR Funds

FBR Maryland Tax-Free Portfolio
Portfolio of Investments (continued)
April 30, 2005
(unaudited)

			MATURITY		VALUE
PAR		RATE	DATE		(NOTE 2)	RATING[1]

$600,000	Montgomery County Economic Development Trinity Health Group	5.125%	12/1/22		$630,522	AA	-
475,000	Montgomery County GO, Series A	5.0	5/1/09	[2]	515,641	AAA
500,000	Montgomery County GO, Series A	5.0	5/1/19		535,350	AAA
300,000	Morgan State University Academic Revenue, Series A	5.0	7/1/20		321,555	AAA
	Northeast Maryland Waste Disposal Authority Revenue
250,000	Montgomery County Resource Recovery Revenue	6.0	7/1/06		257,770	A2	*
100,000	Harford County Resource Recovery Revenue	2.92	5/4/05	[3]	100,000	AAA
250,000	Harford County Resource Recovery Revenue	5.25	3/15/14		266,583	AAA
100,000	Prince George’s County Construction Public Improvement	5.5	10/1/09	[2]	110,906	AAA
1,000,000	Prince George’s County GO, Series A	5.25	3/15/07	[2]	1,054,780	AAA
50,000	Prince George’s County SFH Mortgage Revenue FHLMC/FNMA/GNMA Collateral, Series A	5.55	12/1/33		51,737	AAA

1,250,000	Prince George’s County PCR Potomac Electric Project	5.75	3/15/10		1,388,300	A	-

500,000	Puerto Rico Commonwealth Public Improvement, Series A	5.5	7/1/18		573,910	A	-

150,000	Puerto Rico Electric Power Authority, Capital Appreciation	0 [4]	7/1/17		86,894	A	-

80,000	Puerto Rico Electric Power Authority Revenue	5.0	7/1/19		89,966	AAA

315,000	Puerto Rico Public Buildings Authority Revenue Government Facilities, Series G	5.25	7/1/13		348,784	A	-

500,000	Puerto Rico Public Finance Corporation, Series A	5.0	8/1/11	[1]	551,720	AAA

The FBR Funds

FBR Maryland Tax-Free Portfolio
Portfolio of Investments (continued)
April 30, 2005
(unaudited)

			MATURITY		VALUE
PAR		RATE	DATE		(NOTE 2)	RATING[1]

	University of Maryland System Auxiliary Facility and Tuition Revenue
$1,000,000	Series A	5.6%	4/1/06	[2]	$1,036,040	AA
250,000	Series A	5.125	4/1/07	[2]	263,380	AA
265,000	Series A	5.0	4/1/08	[2]	280,407	AA
500,000	Washington DC Metropolitan Area Transit Authority Revenue	6.0	7/1/10		570,655	AAA
1,000,000	Washington Surburban Sanitation District GO	5.0	6/1/09	[1]	1,078,150	AAA

	Total Investments — 98.3%
	(Amortized Cost $35,140,085)				37,227,667

	Other Assets Less Liabilities — 1.7%				626,516

	Net Assets — 100.0%				$37,854,183

[1]	All ratings are Standard & Poor’s Rating Service (“Standard & Poor’s ”), except for those which are identified by an asterick (*), are rated by Moody’s Investors Services (“Moody’s”).
[2]	Date represents pre-refunded date.
[3]	Variable Rate Demand Note. Date represents next rate adjustment.
[4]	Zero Coupon Bond
GO	General Obligation
MFH	Multi-Family Housing
NR	Not Rated
PCR	Pollution Control Revenue
SFH	Single Family Housing

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Virginia Tax-Free Portfolio
Portfolio of Investments
April 30, 2005
(unaudited)

			MATURITY		VALUE
PAR		RATE	DATE		(NOTE 2)	RATING[1]

$650,000	Albermarle County, VA IDA Martha Jefferson Hospital	5.25%	10/1/15		$705,854	A2	*
500,000	Alexandria, VA Construction Public Improvement	5.75	6/15/10	[2]	566,470	AAA
115,000	Alexandria, VA Redevelopment and Housing Authority	5.5	1/1/29		116,065	A
350,000	Arlington County GO	5.25	2/1/12	[2]	390,036	AAA
350,000	Arlington County IDA MFH Arna Valley View Apartments	4.85	6/1/12		367,724	Aaa	*
500,000	Arlington County IDA MFH Colonial Village Apartments	5.15	11/1/31		521,290	AAA
200,000	Chesterfield County IDA PCR	5.875	6/1/17		222,652	BBB	+
50,000	Chesterfield County IDA Lease Revenue	4.75	11/1/16		52,451	AA	+
650,000	Fairfax County IDA Revenue Inova Health System Hospitals	5.25	8/15/19		709,052	AA	+
230,000	Fairfax County IDA Revenue Inova Health System Hospitals	5.0	8/15/23		251,082	AA	+
100,000	Fairfax County IDA Revenue Inova Health System Project	5.0	8/15/13		110,244	AAA
50,000	Fairfax County Sewer Revenue	5.875	7/15/06	[2]	52,836	AAA
260,000	Fairfax County Water Authority Revenue	5.0	4/1/07	[2]	275,782	AAA
800,000	Fairfax County Water Authority Revenue	5.8	1/1/16		896,520	AAA
140,000	Fairfax County Water Authority Revenue	5.0	4/1/16		148,040	AAA
100,000	Fairfax County Water Authority Revenue	5.0	4/1/21		112,311	AAA
630,000	Fairfax County Water Authority Revenue	6.0	4/1/22		676,318	AAA
705,000	Frederick County IDA Lease Revenue Government Complex Facilities	5.0	12/1/14		786,745	Aaa	*
250,000	Fredericksburg, VA IDA Student Housing Revenue MaryWashington College
	Apartments Project	5.35	4/1/29		255,225	Baa2	*
350,000	Halifax County IDA Hospital Revenue Halifax Regional Hospital, Inc	5.0	9/1/11		377,069	A
300,000	Hampton Roads Regional Jail Authority, Series A	5.5	7/1/06	[2]	315,213	AAA

The FBR Funds

FBR Virginia Tax-Free Portfolio
Portfolio of Investments (continued)
April 30, 2005
(unaudited)

			MATURITY		VALUE
PAR		RATE	DATE		(NOTE 2)	RATING[1]

$1,000,000	Hanover County GO	5.4%	7/15/16		$1,048,610	AA
120,000	Henrico County, VA IDA Revenue Educational Facilities-Collegiate Schools	5.1	10/15/29		124,379	A	-
250,000	Henrico County, VA Economic Development Authority Revenue Bon Secours Health Systems, Inc	5.6	11/15/30		263,318	A	-
500,000	Loudoun County GO, Series B	5.25	12/1/14		570,215	AA	+
200,000	Loudoun County, VA IDA Howard Hughes Medical Institute, Series F	2.98	5/4/05	[3]	200,000	AAA
245,000	Metropolitan Washington DC Airport Authority System, Series D	5.375	10/1/18		264,612	AAA
335,000	Metropolitan Washington DC Airport Authority System, Series D	5.375	10/1/19		360,487	AAA
500,000	Montgomery County IDA, Series C	5.125	1/15/19		533,295	AAA
500,000	Newport News, VA GO	5.75	1/15/07	[2]	534,320	AA
500,000	Newport News, VA GO	5.0	3/1/18		527,800	AA
500,000	Norfolk, VA Water Revenue	5.75	11/1/12		517,615	AAA
500,000	Norfolk, VA Water Revenue	5.875	11/1/15		517,795	AAA
500,000	Prince William County Service Authority Water and Sewer System Revenue	5.5	7/1/09	[2]	552,920	AAA
250,000	Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series W	5.5	7/1/13		282,177	A
215,000	Puerto Rico Commonwealth GO, Public Improvement, Series A	5.0	7/1/33		222,706	A	-
1,000,000	Puerto Rico Public Buildings Authority Revenue Government Facilities, Series G	5.25	7/1/13		1,107,250	A	-
250,000	Puerto Rico Public Finance Corporation Commonwealth, Series A	5.0	8/1/11	[2]	275,860	AAA
200,000	Richmond, VA Metropolitan Authority Expressway Revenue	5.25	7/15/17		228,296	AAA
1,000,000	Richmond, VA Public Utilities Revenue, Series A	5.25	1/15/18		1,059,030	AA	-
500,000	Richmond, VA Refunding and Improvement GO, Series A	5.125	1/15/16		536,660	AAA

The FBR Funds

FBR Virginia Tax-Free Portfolio
Portfolio of Investments (continued)
April 30, 2005
(unaudited)

			MATURITY		VALUE
PAR		RATE	DATE		(NOTE 2)	RATING[1]

$300,000	Roanoke, VA GO Public Improvement, Series B	5.0%	10/1/11		$326,700	AAA
1,000,000	Southeastern Public Servicing Authority, Series B	5.0	7/1/15		1,117,280	AAA
580,000	Suffolk, VA Redevelopment and Housing Authority MFH Village Apartments, Series A	5.6	2/1/33		615,049	AAA
575,000	Upper Occoquan Sewage Authority Revenue, Series A	5.15	7/1/20		652,395	AAA
50,000	Virginia Beach, VA Development Authority Revenue General Hospital Project	5.125	2/15/18		55,849	AAA
1,075,000	Virginia Beach, VA Public Improvement GO	5.0	8/1/08	[2]	1,153,765	AA	+
250,000	Virginia Beach, VA Public Improvement GO, Series B	5.0	5/1/20		277,425	AA	+
50,000	Virginia Beach, VA Development Authority Revenue Town Center Project, Series A	4.25	8/1/13		52,118	AA
100,000	Virginia Beach, VA Development Authority Lease Revenue Social Services Facility	5.0	12/1/17		108,385	AAA
250,000	Virginia Commonwealth Transportation Board Revenue U.S. Route 58 Corridor Development	5.5	5/15/09	[2]	276,278	AA	+
	Virginia Housing Development Authority Revenue Rental Housing
100,000	Series L	5.35	2/1/09		105,103	AAA
80,000	Series H	5.25	11/1/10		84,074	AAA
500,000	Series N	5.125	1/1/15		528,380	AAA
300,000	Virginia MFH Development Authority, Series G	5.0	11/1/13		313,749	AA	+
500,000	Virginia Port Authority Commonwealth Revenue	5.9	7/1/06	[2]	520,260	AA	+
350,000	Virginia Public School Authority Revenue, Series A	5.0	8/1/08	[2]	375,644	AA	+

The FBR Funds

FBR Virginia Tax-Free Portfolio
Portfolio of Investments (continued)
April 30, 2005
(unaudited)

			MATURITY		VALUE
PAR		RATE	DATE		(NOTE 2)	RATING[1]

$750,000	Virginia State GO	5.25%	6/1/09	[2]	$815,760	AAA
350,000	Winchester, VA Public Improvement	5.625	6/1/10	[2]	394,719	AA

	Total Investments - 98.8%
	(Amortized Cost $23,913,550)				25,409,257

	Other Assets Less Liabilities — 1.2%				312,443

	Net Assets — 100.0%				$25,721,700

[1]	All ratings are Standard & Poor’s Rating Service (“Standard & Poor’s ”), except for those which are identified by an asterick (*), are rated by Moody’s Investors Services (“Moody’s”).
[2]	Date represents pre-refunded date.
[3]	Variable Rate Demand Note. Date represents next rate adjustment.
GO	General Obligation
IDA	Industrial Development Authority
MFH	Multi-Family Housing
PCR	Pollution Control Revenue

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Statements of Assets and Liabilities
April 30, 2005
(unaudited)

	FBR	FBR
	Large Cap	Small Cap	FBR
	Financial Fund	Financial Fund	Small Cap Fund

ASSETS
Investment Securities
Securities at Amortized Cost:
Unaffiliated issuers	$24,744,688	$328,498,421	$712,659,324
Affiliated issuers	—	16,914,789	4,755,717
Repurchase Agreements	—	92,158,000	—

Total securities	$24,744,688	$437,571,210	$717,415,041

Securities at Value (Note 2):
Unaffiliated issuers	$28,903,726	$400,139,751	$887,715,742
Affiliated issuers	—	29,072,076	18,558,000
Repurchase Agreements	—	92,158,000	—

Total securities	28,903,726	521,369,827	906,273,742
Cash	1,385	47	841
Receivable for Capital Shares Sold	24,821	723,708	605,340
Receivable for Investment Securities Sold	374,505	4,635,505	42,835
Dividends and Interest Receivable	37,635	722,817	310,473

Total Assets	29,342,072	527,451,904	907,233,231

LIABILITIES
Payable for Capital Shares Redeemed	24,168	1,194,137	2,713,384
Investment Advisory Fee Payable (Note 3)	20,989	406,187	707,595
Administration Fee Payable (Note 3)	17,722	133,379	217,103
Distribution Fees Payable (Note 3)	6,036	112,830	178,079
Other Accrued Expenses	2,614	79,962	115,754

Total Liabilities	71,529	1,926,495	3,931,915

NET ASSETS	$29,270,543	$525,525,409	$903,301,316

Shares Outstanding	1,361,259	16,861,854	23,060,115

Net Asset Value Per Share	$21.50	$31.17	$39.17

Net Assets Consist of:
Paid-in capital	$23,316,291	$416,058,716	$711,945,590
Accumulated net investment income (loss)	43,112	375,841	(1,330,021)
Accumulated net realized gain on investments	1,752,102	25,292,235	3,827,046
Net unrealized appreciation on investments	4,159,038	83,798,617	188,858,701

NET ASSETS	$29,270,543	$525,525,409	$903,301,316

The FBR Funds

Statements of Assets and Liabilities (continued)
April 30, 2005
(unaudited)

	FBR Large Cap Technology Fund	FBR Small Cap Technology Fund	FBR Gas Utility Index Fund

ASSETS
Securities at Amortized Cost	$6,655,861	$1,567,687	$150,727,694

Securities at Value (Note 2)	$6,766,588	$1,444,478	$250,918,853
Cash	46	273	815
Receivable for Capital Shares Sold	22,126	6,100	81,107
Receivable for Investment Securities Sold	16,932	49,597	432,873
Dividends and Interest Receivable	7,113	62	974,770
Receivable from Adviser	2,541	9,473	—

Total Assets	6,815,346	1,509,983	252,408,418

LIABILITIES
Payable for Capital Shares Redeemed	—	—	107,502
Payable for Investment Securities Purchased	96,024	56,296	743,813
Investment Advisory Fee Payable (Note 3)	—	—	83,050
Administration Fee Payable (Note 3)	10,280	10,280	83,050
Distribution Fees Payable (Note 3)	1,375	303	—
Other Accrued Expenses	1,844	1,524	10

Total Liabilities	109,523	68,403	1,017,425

NET ASSETS	$6,705,823	$1,441,580	$251,390,993

Shares Outstanding	689,076	172,059	15,628,443

Net Asset Value Per Share	$9.73	$8.38	$16.09

Net Assets Consist of:
Paid-in capital	$6,423,069	$1,682,229	$182,171,547
Accumulated net investment income (loss)	(18,938)	(13,534)	625,169
Accumulated net realized gain (loss) on investments	190,965	(103,906)	(31,596,882)
Net unrealized appreciation (depreciation)
on investments	110,727	(123,209)	100,191,159

NET ASSETS	$6,705,823	$1,441,580	$251,390,993

The FBR Funds

Statements of Assets and Liabilities (continued)
April 30, 2005
(unaudited)

	FBR Fund for Government Investors	FBR Maryland Tax-Free Portfolio	FBR Virginia Tax-Free Portfolio

ASSETS
Securities at Amortized Cost	$259,153,078	$35,140,085	$23,913,550

Securities at Value (Note 2)	$259,153,078	$37,227,667	$25,409,257
Cash	16,265	95,244	33,010
Receivable for Capital Shares Sold	—	75,000	1
Receivable for Investment Securities Sold	16,251,862	—	—
Interest Receivable	492,282	500,659	375,016

Total Assets	275,913,487	37,898,570	25,817,284

LIABILITIES
Payable for Capital Shares Redeemed	—	2,618	65,269
Distributions Payable	14,607	12,191	9,601
Investment Advisory Fee Payable (Note 3)	97,084	11,640	7,911
Administration Fee Payable (Note 3)	84,949	9,312	6,329
Distribution Fees Payable (Note 3)	—	7,760	5,274
Other Accrued Expenses	2	866	1,200

Total Liabilities	196,642	44,387	95,584

NET ASSETS	$275,716,845	$37,854,183	$25,721,700

Shares Outstanding	275,906,775	3,399,758	2,263,130

Net Asset Value Per Share	$1.00	$11.13	$11.37

Net Assets Consist of:
Paid-in capital	$275,906,775	$35,734,853	$24,028,716
Accumulated net realized gain (loss) on investments	(189,930)	31,748	197,277
Net unrealized appreciation on investments	—	2,087,582	1,495,707

NET ASSETS	$275,716,845	$37,854,183	$25,721,700

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Statements of Operations
For the six Months Ended April 30, 2005
(unaudited)

	FBR Large Cap Financial Fund	FBR Small Cap Financial Fund	FBR Small Cap Fund

Investment Income
Unaffiliated dividends	$312,506	$6,092,018	$3,517,741
Affiliated dividends	—	143,867	—
Interest	46,043	1,264,290	2,448,298

Total Investment Income	358,549	7,500,175	5,966,039

Expenses
Advisory fees (Note 3)	137,623	2,779,134	4,364,146
Administration and accounting fees (Note 3)	108,059	895,842	1,334,863
Distribution fees (Note 3)	38,229	771,981	1,100,713	[1]
Shareholder servicing fees	10,358	305,936	480,873
Other fees	1,664	10,242	15,465

Total expenses before waivers	295,933	4,763,135	7,296,060
Less waivers	(1,167)	—	—

Total expenses after waivers	294,766	4,763,135	7,296,060

Net Investment Income (Loss)	63,783	2,737,040	(1,330,021)

Net Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain on Investment Transactions:
Unaffiliated issuers	2,172,797	24,449,825	3,827,027
Affiliated issuers	—	1,324,031	—
Change in Net Unrealized Appreciation/Depreciation of Investments	(2,462,275)	(45,113,729)	41,708,069

Net Gain (Loss) on Investments	(289,478)	(19,339,873)	45,535,096

Net Increase (Decrease) in Net Assets Resulting from Operations	$(225,695)	$(16,602,833)	$44,205,075

[1]

Distribution fees are net of waivers of $112,618. The Distributor has agreed to voluntarily waive a portion of the Small Cap Fund’s distribution fees until such time as the Fund is reopened to new investors. Had the Distributor not waived any fees, the distribution expense would have been $1,213,331.

The FBR Funds

Statements of Operations (continued)
For the Six Months Ended April 30, 2005
(unaudited)

	FBR Large Cap Technology Fund	FBR Small Cap Technology Fund	FBR Gas Utility Index Fund

Investment Income
Dividends	$44,286	$1,579	$4,253,568
Interest	3,356	579	21,403

Total Investment Income	47,642	2,158	4,274,971

Expenses
Advisory fees (Note 3)	30,719	7,235	481,850
Administration and accounting fees (Note 3)	61,951	61,951	481,850
Distribution fees (Note 3)	8,533	2,010	—
Shareholder servicing fees	6,546	4,672	—
Other fees	3,424	3,337	7,835

Total expenses before waivers and related reimbursements	111,173	79,205	971,535
Less waivers and related reimbursements	(44,593)	(63,513)	—

Total expenses after waivers and related reimbursements
	66,580	15,692	971,535

Net Investment Income (Loss)	(18,938)	(13,534)	3,303,436

Net Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain on Investment Transactions	374,191	30,523	5,649,301
Change in Net Unrealized Appreciation/Depreciation of Investments	(154,887)	(121,106)	15,034,750

Net Gain (Loss) on Investments	219,304	(90,583)	20,684,051

Net Increase (Decrease) in Net Assets Resulting from Operations
	$200,366	$(104,117)	$23,987,4872

The FBR Funds

Statements of Operations (continued)
For the Six Months Ended April 30, 2005
(unaudited)

	FBR Fund for Government Investors	FBR Maryland Tax-Free Portfolio	FBR Virginia Tax-Free Portfolio

Interest Income (Note 2)	$3,157,351	$941,050	$605,990

Expenses
Advisory fees (Note 3)	725,635	71,231	48,901
Administrative and accounting fees (Note 3)	507,943	56,985	39,121
Distribution fees (Note 3)	—	47,487	32,601
Shareholder servicing fees	—	1,617	2,523
Other fees	8,292	3,833	3,671

Total expenses before waivers and related reimbursements	1,241,870	181,153	126,817
Less waivers and related reimbursements	(145,136)	—	—

Total expenses after waivers and related reimbursements	1,096,734	181,153	126,817

Net Investment Income	2,060,617	759,897	479,173

Net Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on Investment Transactions	(970)	31,748	197,275
Change in Net Unrealized Appreciation/Depreciation on Investments	—	(261,978)	(447,575)

Net Loss on Investments	(970)	(230,230)	(250,300)

Net Increase in Net Assets Resulting from Operations	$2,059,647	$529,667	$228,873

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Statements of Changes in Net Assets

	FBR Large Cap Financial Fund		FBR Small Cap Financial Fund		FBR Small Cap Fund

	For the Six Months Ended April 30, 2005 (unaudited)	For the Year Ended October 31, 2004	For the Six Months Ended April 30, 2005 (unaudited)	For the Year Ended October 31, 2004	For the Six Months Ended April 30, 2005 (unaudited)	For the Year Ended October 31, 2004

From Investment Activities
Net Investment Income (Loss)	$63,783	$99,060	$2,737,040	$2,290,541	$(1,330,021)	$(3,755,821)
Net Realized Gain on Investment Transactions	2,172,797	3,599,098	25,773,856	74,739,164	3,827,027	17,262,557
Change in Net Unrealized Appreciation/Depreciation of Investments	(2,462,275)	(841,482)	(45,113,729)	(15,239,532)	41,708,069	77,386,208

Net Increase (Decrease) in Net Assets Resulting from Operations	(225,695)	2,856,676	(16,602,833)	61,790,173	44,205,075	90,892,944

Distributions to Shareholders
From Net Investment Income	(111,604)	(110,335)	(3,545,130)	(1,312,042)	—	—
From Net Realized Gain on Investments	(3,530,705)	(131,440)	(74,694,229)	(11,594,273)	(13,455,582)	(298,169)

Total Distributions to Shareholders	(3,642,309)	(241,775)	(78,239,359)	(12,906,315)	(13,455,582)	(298,169)

From Share Transactions
Net Proceeds from Sales of Shares	3,593,028	9,856,134	169,964,994	460,010,844	243,696,808	581,454,730
Reinvestment of Distributions	3,514,554	236,420	72,498,578	11,693,265	12,686,021	279,051
Cost of Shares Redeemed(A)	(4,353,172)	(17,782,256)	(216,721,275)	(439,770,799)	(209,327,892)	(190,655,407)

Net Increase (Decrease) in Net Assets Resulting from Share Transactions	2,754,410	(7,689,702)	25,742,297	31,933,310	47,054,937	391,078,374

Total Increase (Decrease) in Net Assets	(1,113,594)	(5,074,801)	(69,099,895)	80,817,168	77,804,430	481,673,149
Net Assets – Beginning of Period	30,384,137	35,458,938	594,625,304	513,808,136	825,496,886	343,823,737

Net Assets – End of Period	$29,270,543	$30,384,137	$525,525,409	$594,625,304	$903,301,316	$825,496,886

Accumulated Net Investment Income (Loss)	$43,112	$90,933	$375,841	$1,183,931	$(1,330,021)	$—
Shares Issued and Redeemed
Sold	158,897	416,817	4,866,459	13,315,553	6,011,249	16,675,479
Issued in Reinvestment of Distributions	156,411	10,359	2,120,207	353,376	312,002	8,789
Redeemed	(196,488)	(765,708)	(6,456,692)	(13,116,520)	(5,171,803)	(5,665,712)

Net Increase (Decrease) in Shares	118,820	(338,532)	529,974	552,409	1,151,448	11,018,556

(A)
The cost of shares redeemed is net of the 1% redemption fee on fund shares which have been held 90 days or less. For the period ended April 30, 2005, these fees were $3,434, $147,644 and $103,474 for FBR Large Cap Financial Fund, FBR Small Cap Financial Fund, and FBR Small Cap Fund, respectively. For the year ended October 31, 2004, these fees were $20,021, $642,244 and $228,399 for FBR Large Cap Financial Fund, FBR Small Cap Financial Fund, and FBR Small Cap Fund, respectively.

The FBR Funds

Statements of Changes in Net Assets (continued)

	FBR Large Cap Technology Fund		FBR Small Cap Technology Fund

	For the Six Months Ended April 30, 2005 (unaudited)	For the Year Ended October 31, 2004	For the Six Months Ended April 30, 2005 (unaudited)	For the Period Ended October 31, 2004(A)

From Investment Activities
Net Investment Loss	$(18,938)	$(85,947)	$(13,534)	$(17,583)
Net Realized Gain (Loss) on Investment Transactions	374,191	1,038,128	30,523	(134,429)
Change in Net Unrealized Appreciation/Depreciation of Investments	(154,887)	(973,795)	(121,106)	(2,103)

Net Increase (Decrease) in Net Assets Resulting from Operations	200,366	(21,614)	(104,117)	(154,115)

Distributions to Shareholders
From Net Realized Loss on Investments	(964,430)	(117,006)	—	—

From Share Transactions
Net Proceeds from Sales of Shares	1,045,308	4,133,821	698,974	2,537,343
Reinvestment of Distributions	955,283	113,560	—	—
Cost of Shares Redeemed(B)	(1,138,440)	(3,671,243)	(593,388)	(943,117)

Net Increase in Net Assets Resulting from Share Transactions	862,151	576,138	105,586	1,594,226

Total Increase in Net Assets	98,087	437,518	1,469	1,440,111
Net Assets – Beginning of Period	6,607,736	6,170,218	1,440,111	—

Net Assets – End of Period	$6,705,823	$6,607,736	$1,441,580	$1,440,111

Accumulated Net Investment Loss	$(18,938)	$—	$(13,534)	$—
Shares Issued and Redeemed
Sold	102,671	360,702	75,179	271,549
Issued in Reinvestment of Distributions	94,117	10,495	—	—
Redeemed	(110,599)	(327,955)	(65,287)	(109,382)

Net Increase in Shares	86,189	43,242	9,892	162,167

(A)	From Commencement of Operations January 20, 2004.
(B)
The cost of shares redeemed is net of the 1% redemption fee on fund shares which have been held 90 days or less. For the period ended April 30, 2005 these fees were $1,635 and $2,510 for FBR Large Cap Technology Fund and FBR Small Cap Technology Fund, respectively. For the period ended October31,2004 these fees were $17,360 and $7,497 for FBR Large Cap Technology Fund and FBR Small Cap Technology Fund, respectively.

The FBR Funds

Statements of Changes in Net Assets (continued)

	FBR Gas Utility Index Fund

	For the Six Months Ended April 30, 2005 (unaudited)	For the Year Ended October 31, 2004

From Investment Activities
Net Investment Income	$3,303,436	$5,866,985
Net Realized Gain on Investment Transactions	5,649,301	4,358,083
Change in Net Unrealized Appreciation/Depreciation of Investments	15,034,750	27,261,460

Net Increase in Net Assets Resulting from Operations	23,987,487	37,486,528

Distributions to Shareholders
From Net Investment Income	(3,006,859)	(5,900,543)

From Share Transactions
Net Proceeds from Sales of Shares	34,369,279	55,394,676
Reinvestment of Distributions	2,775,830	5,473,085
Cost of Shares Redeemed(A)	(27,279,589)	(56,726,719)

Net Increase in Net Assets Resulting from Share Transactions	9,865,520	4,141,042

Total Increase in Net Assets	30,846,148	35,727,027
Net Assets – Beginning of Period	220,544,845	184,817,818

Net Assets – End of Period	$251,390,993	$220,544,845

Undistributed Net Investment Income	$625,169	$328,592
Shares Issued and Redeemed
Sold	2,161,697	4,137,546
Issued in Reinvestment of Distributions	174,256	401,452
Redeemed	(1,738,890)	(4,278,069)

Net Increase in Shares	597,063	260,929

(A)
The cost of shares redeemed is net of the 1% redemption fee on fund shares which have been held 90 days or less. For the period ended April 30, 2005 these fees were $26,918. For the year ended October 31, 2004 these fees were $34,027.

The FBR Funds

Statements of Changes in Net Assets (continued)

	FBR Fund for Government Investors

	For the Six Months Ended April 30, 2005 (unaudited)	For the Period January 1, 2004 through October 31, 2004(A)	For the Year Ended December 31, 2003

From Investment Activities
Net Investment Income	$2,060,617	$1,341,712	$1,872,046
Net Realized Loss on Investment Transactions	(970)	(165,106)	(23,854)

Net Increase in Net Assets Resulting from Operations	2,059,647	1,176,606	1,848,192

Distributions to Shareholders
From Net Investment Income	(2,060,617)	(1,341,712)	(1,872,046)

From Share Transactions (at constant net asset value of $1)
Net Proceeds from Sales of Shares	692,374,807	1,050,066,734	2,493,526,280
Reinvestment of Distributions	2,015,652	1,303,163	1,834,981
Cost of Shares Redeemed	(707,433,424)	(1,103,856,775)	(2,608,171,991)

Net Decrease in Net Assets Resulting from Share Transactions	(13,042,965)	(52,486,878)	(112,810,730)

Total Decrease in Net Assets	(13,043,935)	(52,651,984)	(112,834,584)
Net Assets – Beginning of Period	288,760,780	341,412,764	454,247,348

Net Assets – End of Period	$275,716,845	$288,760,780	$341,412,764

Undistributed Net Investment Income	$—	$—	$—
Shares Issued and Redeemed
Sold	692,374,807	1,050,066,734	2,493,526,280
Issued in Reinvestment of Distributions	2,015,652	1,303,163	1,834,981
Redeemed	(707,433,424)	(1,103,856,775)	(2,608,171,991)

Net Decrease in Shares	(13,042,965)	(52,486,878)	(112,810,730)

(A)  Effective March 1, 2004 the Fund changed its fiscal year end to October 31.

The FBR Funds

Statements of Changes in Net Assets

	FBR Maryland Tax-Free Portfolio			FBR Virginia Tax-Free Portfolio

	For the Six Months Ended April 30, 2005 (unaudited)	For the Period January 1, 2004 through October 31, 2004(A)	For the Year Ended December 31, 2003	For the Six Months Ended April 30, 2005 (unaudited)	For the Period January 1, 2004 through October 31, 2004(A)	For the Year Ended December 31, 2003

From Investment Activities
Net Investment Income	$759,897	$1,342,056	$1,739,943	$479,173	$906,314	$1,263,276
Net Realized Gain on Investment
Transactions	31,748	72,716	97,685	197,275	285,954	208,621
Change in Net Unrealized Appreciation/
Depreciation on Investments	(261,978)	(339,746)	(120,945)	(447,575)	(382,632)	51,540

Net Increase in Net Assets Resulting from Operations	529,667	1,075,026	1,716,683	228,873	809,636	1,523,437

Distributions to Shareholders
From Net Investment Income	(759,897)	(1,342,056)	(1,739,943)	(479,173)	(906,314)	(1,263,276)
From Net Realized Gain	(72,652)	—	(88,273)	(377,804)	—	(31,055)

Total Distributions to Shareholders	(832,549)	(1,342,056)	(1,828,216)	(856,977)	(906,314)	(1,294,331)

From Share Transactions
Net Proceeds from Sales of Shares	994,263	2,426,437	2,992,726	1,078,648	1,953,714	6,997,552
Reinvestment of Distributions	723,152	1,154,723	1,559,157	744,996	779,326	1,115,116
Cost of Shares Redeemed(B)	(2,828,864)	(6,779,452)	(4,020,787)	(2,692,173)	(6,980,590)	(9,152,648)

Net Increase (Decrease) in Net Assets Resulting from Share Transactions	(1,111,449)	(3,198,292)	531,096	(868,529)	(4,247,550)	(1,039,980)

Total Increase (Decrease) in Net Assets	(1,414,331)	(3,465,322)	419,563	(1,496,633)	(4,344,228)	(810,874)
Net Assets – Beginning of Period	39,268,514	42,733,836	42,314,273	27,218,333	31,562,561	32,373,435

Net Assets – End of Period	$37,854,183	$39,268,514	$42,733,836	$25,721,700	$27,218,333	$31,562,561

Undistributed Net Investment Income	$—	$—	$—	$—	$—	$—
Shares Issued and Redeemed
Sold	89,200	216,998	263,700	94,146	168,922	603,206
Issued in Reinvestment of Distributions	64,992	103,436	137,979	65,323	67,553	95,866
Redeemed	(253,867)	(609,155)	(356,334)	(235,737)	(604,355)	(786,058)

Net Increase (Decrease) in Shares	(99,675)	(288,721)	45,345	(76,268)	(367,880)	(86,986)

(A)	Effective March 1, 2004 the fund changed its fiscal year end to October 31.
(B)
The cost of shares redeemed is net of the 1% redemption fee on fund shares which have been held 90 days or less. For the period ended April 30, 2005, these fees were $568 and $8 for the FBR Maryland Tax-Free Portfolio and the FBR Virginia Tax-Free Portfolio, respectively. For the period ended October 31, 2004, these fees were $1,475 and $1,192 for the FBR Maryland Tax-Free Portfolio and the FBR Virginia Tax-Free Portfolio, respectively. For the year ended December 31, 2003, there were no fees collected.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	FBR Large Cap Financial Fund

	For the
	Six Months
	Ended		For the Years Ended October 31,
	April 30, 2005
	(unaudited)		2004	2003	2002	2001	2000

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$24.46		$22.43	$17.73	$18.18	$17.34	$16.59

Income from Investment Operations:
Net Investment Income[1,3]	0.04		0.08	0.10	0.07	0.06	0.18
Net Realized and Unrealized Gain on Investments[1,4]	(.10)		2.08	4.69	0.70	0.94	0.78

Total from Investment Operations	(0.06)		2.16	4.79	0.77	1.00	0.96

Distributions to Shareholders:
From Net Investment Income	(0.08)		(0.07)	(0.09)	(0.08)	(0.16)	(0.08)
From Net Realized Gain	(2.82)		(0.08)	—	(1.15)	—	(0.13)

Total Distributions	(2.90)		(0.15)	(0.09)	(1.23)	(0.16)	(0.21)

Paid-in Capital from Redemption Fees	0.00	[2]	0.02	0.00 [2]	0.01	—	—

Net Increase (Decrease) in Net Asset Value	(2.96)		2.03	4.70	(0.45)	0.84	0.75

Net Asset Value – End of Period	$21.50		$24.46	$22.43	$17.73	$18.18	$17.34

Total Investment Return[5]	(0.71)%	(A)	9.76%	27.13%	4.11%	5.72%	6.21%
Ratios to Average Net Assets:
Expenses After Waivers[3]	1.93%	(B)	1.91%	1.92%	1.95%	1.89%	1.92%
Expenses Before Waivers	1.94%	(B)	1.94%	1.98%	2.03%	1.90%	2.19%
Net Investment Income After Waivers[3]	0.42%	(B)	0.28%	0.53%	0.36%	0.32%	1.15%
Net Investment Income Before Waivers	0.41%	(B)	0.25%	0.47%	0.28%	0.31%	0.88%
Supplementary Data:
Portfolio Turnover Rate	12%	(A)	42%	67%	97%	126%	111%
Net Assets at End of Period (in thousands)	$29,271		$30,384	$34,459	$26,541	$25,577	$25,593

[1]
Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]	Less than $0.01
[3]	Reflects fees waived by FBR Fund Advisers, Inc. pursuant to a voluntary expense limitation of 1.95%.
[4]
The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[5]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Small Cap Financial Fund

	For the
	Six Months
	Ended		For the Years Ended October 31,
	April 30, 2005
	(unaudited)		2004	2003	2002	2001	2000

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$36.41		$32.56	$24.38	$20.53	$16.03	$14.26

Income (Loss) from Investment Operations:
Net Investment Income[1,2]	0.13		0.13	0.05	0.15	0.42	0.08
Net Realized and Unrealized Gain (Loss) on Investments[1,3]	(0.85)		4.40	8.88	4.35	4.18	1.71

Total from Investment Operations	(0.72)		4.53	8.93	4.50	4.60	1.79

Distributions to Shareholders:
From Net Investment Income	(0.18)		(0.07)	(0.13)	(0.47)	(0.10)	(0.02)
From Net Realized Gain	(4.35)		(0.65)	(0.64)	(0.34)	—	—

Total Distributions	(4.53)		(0.72)	(0.77)	(0.81)	(0.10)	(0.02)

Paid-in Capital from Redemption Fees	0.01		0.04	0.02	0.16	—	—

Net Increase (Decrease) in Net Asset Value	(5.24)		3.85	8.18	3.85	4.50	1.77

Net Asset Value – End of Period	$31.17		$36.41	$32.56	$24.38	$20.53	$16.03

Total Investment Return[4]	(2.97)%	(A)	14.29%	37.80%	23.37%	28.85%	12.56%
Ratios to Average Net Assets:
Expenses After Waivers[2]	1.54%	(B)	1.59%	1.57%	1.56%	1.53%	1.90%
Expenses Before Waivers	1.54%	(B)	1.59%	1.57%	1.56%	1.53%	2.13%
Net Investment Income After Waivers[2]	0.89%	(B)	0.40%	0.26%	0.54%	1.63%	0.84%
Net Investment Income Before Waivers	0.89%	(B)	0.40%	0.26%	0.54%	1.63%	0.61%
Supplementary Data:
Portfolio Turnover Rate	10%	(A)	36%	16%	44%	68%	82%
Net Assets at End of Period (in thousands)	$525,525		$594,625	$513,808	$319,762	$125,372	$47,313

[1]
Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]	Reflects fees waived by FBR Fund Advisers, Inc. pursuant to a voluntary expense limitation of 1.95%.
[3]
The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[4]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Small Cap Fund

	For the
	Six Months
	Ended		For the Years Ended October 31,
	April 30, 2005
	(unaudited)		2004	2003	2002	2001	2000

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$37.68		$31.57	$21.15	$19.97	$19.46	$16.55

Income (Loss) from Investment Operations:
Net Investment Loss[1,2]	(0.06)		(0.17)	(0.11)	(0.25)	(0.18)	(0.39)
Net Realized and Unrealized Gain on Investments[1,3]	2.12		6.30	10.50	1.50	1.34	3.30

Total from Investment Operations	2.06		6.13	10.39	1.25	1.16	2.91

Distributions to Shareholders:
From Net Realized Gain	(0.57)		(0.03)	—	(0.17)	(0.65)	—

Paid-in Capital from Redemption Fees	0.00	[4]	0.01	0.03	0.10	—	—

Net Increase in Net Asset Value	1.49		6.11	10.42	1.18	0.51	2.91

Net Asset Value – End of Period	$39.17		$37.68	$31.57	$21.15	$19.97	$19.46

Total Investment Return[5]	5.41%	(A)	19.46%	49.27%	6.76%	6.87%	17.58%
Ratios to Average Net Assets:
Expenses After Waivers[2]	1.50%	(B)	1.59%	1.60%	1.94%	1.95%	1.95%
Expenses Before Waivers	1.53%	(B)	1.59%	1.60%	2.07%	2.37%	2.96%
Net Investment Loss After Waivers[2]	(0.27)%	(B)	(0.75)%	(0.75)%	(1.39)%	(1.34)%	(1.71)%
Net Investment Loss Before Waivers	(0.30)%	(B)	(0.75)%	(0.75)%	(1.52)%	(1.76)%	(2.72)%
Supplementary Data:
Portfolio Turnover Rate	5%	(A)	19%	16%	13%	26%	3%
Net Assets at End of Period (in thousands)	$903,301		$825,497	$343,824	$28,803	$16,571	$10,279

[1]
Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]
Reflects fees waived by FBR Fund Advisers, Inc. pursuant to a voluntary expense limitation of 1.95% and fees voluntary waived by the Distributor in an amount attributable to marketing expenses for the fund while closed to new investors.

[3]
The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[4]	Less than $0.01
[5]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Large Cap Technology Fund

	For the Six Months Ended April 30,		For the Years Ended October 31,			For the Period Ended
	2005					October 31,
	(unaudited)		2004	2003		2002*

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$10.96		$11.03	$7.19		$10.00

Income (Loss) from Investment Operations:
Net Investment Loss[1,3]	(0.03)		(0.14)	(0.08)		(0.05)
Net Realized and Unrealized Gain (Loss) on Investments[1,4]	0.42		0.24	3.92		(2.76)

Total from Investment Operations	0.39		0.10	3.84		(2.81)

Distributions to Shareholders:
From Net Realized Gain	(1.62)		(0.20)	—		—

Paid-in Capital from Redemption Fees	0.00	[2]	0.03	0.00	[2]	0.00 [2]

Net Increase (Decrease) in Net Asset Value	(1.23)		(0.07)	3.84		(2.81)

Net Asset Value – End of Period	$9.73		$10.96	$11.03		$7.19

Total Investment Return[5]	2.98%	(A)	1.17%	53.41%		(28.10)%
Ratios to Average Net Assets:
Expenses After Waivers[3]	1.95%	(B)	1.95%	1.94%		1.94%
Expenses Before Waivers	3.26%	(B)	3.21%	4.61%		4.43%
Net Investment LossAfter Waivers[3]	(0.55)%	(B)	(1.23)%	(1.11)%		(1.37)%
Net Investment Loss Before Waivers	(1.86)%	(B)	(2.49)%	(3.78)%		(3.86)%
Supplementary Data:
Portfolio Turnover Rate	43%	(A)	99%	146%		165%
Net Assets at End of Period (in thousands)	$6,706		$6,608	$6,170		$2,485

*	From Commencement of Operations February 1, 2002.
[1]
Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]	Less than $0.01
[3]	Reflects fees waived by FBR Fund Advisers, Inc. pursuant to a voluntary expense limitation of 1.95%.
[4]
The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[5]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Small Cap Technology Fund

	For the Six Months Ended April 30, 2005		For the Period Ended October 31,
	(unaudited)		2004*

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$8.88		$10.00

Loss from Investment Operations:
Net Investment Loss[1,2]	(0.08)		(0.11)
Net Realized and Unrealized Loss on Investments[1,3]	(0.43)		(1.06)

Total from Investment Operations	(0.51)		(1.17)

Paid-in Capital from Redemption Fees	0.01		0.05

Net Decrease in Net Asset Value	(0.50)		(1.12)

Net Asset Value – End of Period	$8.38		$8.88

Total Investment Return[4]	(5.63)%	(A)	(11.20)%	(A)
Ratios to Average Net Assets:
Expenses After Waivers[2]	1.95%	(B)	1.95%	(B)
Expenses Before Waivers	9.84%	(B)	6.43%	(B)
Net Investment LossAfter Waivers[2]	(1.68)%	(B)	(1.79)%	(B)
Net Investment Loss Before Waivers	(9.57)%	(B)	(6.27)%	(B)
Supplementary Data:
Portfolio Turnover Rate	100%	(A)	150%	(A)
Net Assets at End of Period (in thousands)	$1,442		$1,440

*	From Commencement of Operations January 20, 2004.
[1]
Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]	Reflects fees waived by FBR Fund Advisers, Inc. pursuant to a voluntary expense limitation of 1.95%.
[3]
The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[4]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Gas Utility Index Fund

	For the Six Months Ended April 30,		For the Year Ended	For the Period Ended		For the Years Ended March 31,
	2005		October 31,	October 31,
	(unaudited)		2004	2003*		2003	2002	2001	2000

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$14.67		$12.51	$10.41		$15.53	$19.42	$16.93	$16.28

Income (Loss) from Investment Operations:
Net Investment Income[1,3]	0.21		0.38	0.20		0.43	0.49	0.52	0.52
Net Realized and Unrealized Gain (Loss) on Investments[1,4]	1.41		2.17	2.08		(5.12)	(1.86)	5.00	2.07

Total from Investment Operations	1.62		2.55	2.28		(4.69)	(1.37)	5.52	2.59

Distributions to Shareholders:
From Net Investment Income	(0.20)		(0.39)	(0.18)		(0.43)	(0.49)	(0.52)	(0.52)
From Net Realized Gain	—		—	—		—	(2.03)	(2.51)	(1.42)

Total Distributions	(0.20)		(0.39)	(0.18)		(0.43)	(2.52)	(3.03)	(1.94)

Paid-in Capital from Redemption Fees	0.00	[2]	0.00 [2]	0.00	[2]	—	—	—	—

Net Increase (Decrease) in Net Asset Value	1.42		2.16	2.10		(5.12)	(3.89)	2.49	0.65

Net Asset Value – End of Period	$16.09		$14.67	$12.51		$10.41	$15.53	$19.42	$16.93

Total Investment Return[5]	11.03%	(A)	20.63%	21.98%	(A)	(30.40)%	(5.90)%	32.88%	17.18%
Ratios to Average Net Assets:
Expenses After Waivers[3]	0.81%	(B)	0.85%	0.85%	(B)	0.85%	0.85%	0.85%	0.85%
Expenses Before Waivers	0.81%	(B)	0.88%	0.87%	(B)	0.86%	0.85%	0.85%	0.85%
Net Investment Income After Waivers[3]	2.74%	(B)	2.90%	3.02%	(B)	3.58%	2.88%	2.77%	2.95%
Net Investment Income Before Waivers	2.74%	(B)	2.87%	3.00%	(B)	3.57%	2.88%	2.77%	2.95%
Supplementary Data:
Portfolio Turnover Rate	12%	(A)	34%	5%	(A)	39%	29%	38%	16%
Net Assets at End of Period (in thousands)	$251,391		$220,545	$184,818		$145,663	$224,681	$269,504	$194,493

*	Effective April 1, 2003, the Fund’s fiscal year end changed to October 31.
[1]
Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]	Less than $0.01
[3]	Reflects fees waived by FBR Fund Advisers, Inc. pursuant to a voluntary expense limitation of 0.85%.
[4]
The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[5]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Fund for Government Investors

	For the
	Six Months		For the
	Ended		Period
	April 30,		Ended		For the Years Ended December 31,
	2005		October 31,
	(unaudited)		2004*		2003		2002	2001	2000	1999

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Income from Investment Operations:
Net Investment Income[1,3]	0.00	[2]	0.00	[2]	0.00	[2]	0.01	0.03	0.05	0.04
Net Realized Gain on Investment[1,4]	—		0.00	[2]	0.00	[2]	—	—	—	—

Total From Investment Operations	0.00	[2]	0.00	[2]	0.00	[2]	0.01	0.03	0.05	0.04

Distributions to Shareholders:
From Net Investment Income	0.00	[2]	(0.00)[2]		(0.00)[2]		(0.01)	(0.03)	(0.05)	(0.04)

Net Asset Value – End of Period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total Investment Return[5]	0.71%	(A)	0.42%	(A)	0.42%		1.03%	3.25%	5.27%	3.97%
Ratios to Average Net Assets:
Expenses After Waivers[3]	%0.76	(B)	0.75%	(B)	0.75%		0.75%	0.75%	0.75%	0.74%
Expenses Before Waivers	0.86%	(B)	0.85%	(B)	0.82%		0.75%	0.75%	0.75%	0.74%
Net Investment Income After Waivers[3]	1.42%	(B)	0.50%	(B)	0.43%		1.03%	3.25%	5.17%	3.90%
Net Investment Income Before Waivers	1.32%	(B)	0.40%	(B)	0.36%		1.03%	3.25%	5.17%	3.90%
Supplementary Data:
Net Assets at End of Period (in thousands)	$275,717		$288,761		$341,413		$454,247	$484,682	$555,711	$492,627

*	Effective March 1, 2004, the Fund’s fiscal year end changed to October 31.
[1]
Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]	Less than $0.01
[3]	Reflects fees waived by Money Management Advisers, Inc. pursuant to a voluntary expense limitation of 0.75%.
[4]
The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[5]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Maryland Tax-Free Portfolio

	For the
	Six Months		For the
	Ended		Period
	April 30,		Ended		For the Years Ended December 31,
	2005		October 31,
	(unaudited)		2004*		2003	2002	2001	2000	1999

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$11.22		$11.28		$11.31	$10.93	$10.93	$10.55	$11.23

Income from Investment Operations:
Net Investment Income[1,3]	0.22		0.37		0.46	0.47	0.49	0.51	0.50
Net Realized and Unrealized Gain
(Loss) on Investments[1,4]	(0.07)		(0.06)		(0.01)	0.39	0.00 [2]	0.38	(0.68)

Total from Investment Operations	0.15		0.31		0.45	0.86	0.49	0.89	(0.18)

Distributions to Shareholders:
From Net Investment Income	(0.22)		(0.37)		(0.46)	(0.47)	(0.49)	(0.51)	(0.50)
From Net Realized Gain	(0.02)		—		(0.02)	(0.01)	—	—	—

Total Distributions to Shareholders	(0.24)		(0.37)		(0.48)	(0.48)	(0.49)	(0.51)	(0.50)

Paid-in Capital from Redemption Fees	0.00	[2]	0.00	[2]	—	—	—	—	—

Net Increase (Decrease) in Net Asset Value	(0.09)		(0.06)		(0.03)	0.38	—	0.38	(0.68)

Net Asset Value – End of Period	$11.13		$11.22		$11.28	$11.31	$10.93	$10.93	$10.55

Total Investment Return[5]	1.38%	(A)	2.81%	(A)	4.11%	8.01%	4.50%	8.64%	(1.63)%
Ratios to Average Net Assets:
Expenses After Waivers[3]	0.95%	(B)	0.94%	(B)	0.93%	0.92%	0.93%	0.93%	0.93%
Expenses Before Waivers	0.95%	(B)	0.95%	(B)	0.93%	0.92%	0.93%	0.93%	0.93%
Net Investment Income After Waivers[3]	4.00%	(B)	3.98%	(B)	4.07%	4.25%	4.43%	4.76%	4.59%
Net Investment Income Before Waivers	4.00%	(B)	3.97%	(B)	4.07%	4.25%	4.43%	4.76%	4.59%
Supplementary Data:
Portfolio Turnover Rate	1%	(A)	9%	(A)	11%	17%	17%	7%	12%
Net Assets at End of Period (in thousands)	$37,854		$39,269		$42,734	$42,314	$39,957	$39,500	$42,132

*	Effective March 1, 2004, the Fund’s fiscal year end changed to October 31.
[1]
Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]	Less than $0.01
[3]	Reflects fees waived by Money Management Advisers, Inc. pursuant to a voluntary expense limitation of 1.00%.
[4]
The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[5]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Virginia Tax-Free Portfolio

	For the
	Six Months		For the
	Ended		Period
	April 30,		Ended		For the Years Ended December 31,
	2005		October 31,
	(unaudited)		2004*		2003	2002	2001	2000	1999

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$11.63		$11.66		$11.59	$11.05	$11.13	$10.49	$11.42

Income from Investment Operations:
Net Investment Income[1,3]	0.21		0.35		0.44	0.46	0.49	0.50	0.50
Net Realized and Unrealized Gain (Loss) on Investments[1,4]	(0.10)		(0.03)		0.08	0.54	(0.08)	0.64	(0.91)

Total from Investment Operations	0.11		0.32		0.52	1.00	0.41	1.14	(0.41)

Distributions to Shareholders:
From Net Investment Income	(0.21)		(0.35)		(0.44)	(0.46)	(0.49)	(0.50)	(0.50)
From Net Realized Gain	(0.16)		—		(0.01)	—	—	—	(0.02)

Total Distributions to Shareholders	(0.37)		(0.35)		(0.45)	(0.46)	(0.49)	(0.50)	(0.52)

Paid-in Capital from Redemption Fees	0.00	[2]	0.00	[2]	—	—	—	—	—

Net Increase (Decrease) in Net Asset Value	(0.26)		(0.03)		0.07	0.54	(0.08)	0.64	(0.93)

Net Asset Value - End of Period	$11.37		$11.63		$11.66	$11.59	$11.05	$11.13	$10.49

Total Investment Return[5]	0.98	%(A)	2.82	%(A)	4.61%	9.25%	3.67%	11.15%	(3.75)%
Ratios to Average Net Assets:
Expenses After Waivers[3]	0.97	%(B)	0.95	%(B)	0.93%	0.92%	0.92%	0.92%	0.93%
Expenses Before Waivers	0.97	%(B)	0.97	%(B)	0.93%	0.92%	0.92%	0.92%	0.93%
Net Investment Income After Waivers[3]	3.67	%(B)	3.67	%(B)	3.80%	4.09%	4.35%	4.67%	4.51%
Net Investment Income Before Waivers	3.67	%(B)	3.65	%(B)	3.80%	4.09%	4.35%	4.67%	4.51%
Supplementary Data:
Portfolio Turnover Rate	9	%(A)	14	%(A)	24%	19%	22%	8%	26%
Net Assets at End of Period (in thousands)	$25,722		$27,218		$31,563	$32,373	$30,229	$28,898	$28,926

*	Effective March 1, 2004, the Fund’s fiscal year end changed to October 31.
[1]
Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]	Less than $0.01
[3]	Reflects fees waived by Money Management Advisers, Inc. pursuant to a voluntary expense limitation of 1.00%.
[4]
The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[5]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

(A)	Not Annualized
(B)	Annualized

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Schedule of Shareholder Expenses
(unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 31, 2004 through April 30, 2005).

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended April 30, 2005” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each of the Funds in the table on the following page provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The FBR Funds

Schedule of Shareholder Expenses (continued)

			Beginning		Expenses Paid
	Net Expense	Total Return	Account	Ending	During the
	Ratio	Six Months	Value	Account	Six Months
	Annualized	Ended	November 1,	Value	Ended
	April 30, 2005	April 30, 2005	2004	April 30, 2005	April 30, 2005*

Large Cap Financial Fund
Actual	1.93%	(0.71)%	$1,000.00	$992.90	$9.54
Hypothetical	1.93	2.48	1,000.00	1,015.22	9.64
Small Cap Financial Fund
Actual	1.54	(2.97)	1,000.00	970.30	7.52
Hypothetical	1.54	2.48	1,000.00	1,017.16	7.70
Small Cap Fund
Actual	1.50	5.41	1,000.00	1,054.10	7.64
Hypothetical	1.50	2.48	1,000.00	1,017.36	7.50
Large Cap Technology Fund
Actual	1.95	2.98	1,000.00	1,029.80	9.81
Hypothetical	1.95	2.48	1,000.00	1,015.12	9.74
Small Cap Technology Fund
Actual	1.95	(5.63)	1,000.00	943.70	9.40
Hypothetical	1.95	2.48	1,000.00	1,015.12	9.74
Gas Utility Index Fund
Actual	0.81	11.03	1,000.00	1,110.30	4.24
Hypothetical	0.81	2.48	1,000.00	1,020.78	4.06
Fund for Government Investors
Actual	0.76	0.71	1,000.00	1,007.10	3.78
Hypothetical	0.76	2.48	1,000.00	1,021.03	3.81
Maryland Tax-Free Portfolio
Actual	0.95	1.38	1,000.00	1,013.80	4.74
Hypothetical	0.95	2.48	1,000.00	1,020.08	4.76
Virginia Tax-Free Portfolio
Actual	0.97	0.98	1,000.00	1,009.80	4.83
Hypothetical	0.97	2.48	1,000.00	1,019.98	4.86

*
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year then divided by 365.

The FBR Funds

Notes to Financial Statements (unaudited)

1.   Organization

The FBR Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as an open-end management investment company. The Trust was organized as a business trust under the laws of the State of Delaware on September 29, 2003. The Trust currently consists of nine series which represent interests in one of the following investment portfolios:FBR Large Cap Financial Fund (“Large Cap Financial Fund”), FBR Small Cap Financial Fund (“Small Cap Financial Fund”), FBR Small Cap Fund (“Small Cap Fund”), FBR Large Cap Technology Fund (“Large Cap Technology Fund”), FBR Small Cap Technology Fund (“Small Cap Technology Fund”), FBR Gas Utility Index Fund (“Gas Utility Index Fund”), FBR Fund for Government Investors (“Money Market Fund”), FBR Maryland Tax-Free Portfolio (“Maryland Tax-Free Portfolio”) and FBR Virginia Tax-Free Portfolio (“Virginia Tax-Free Portfolio”), (each a “Fund” and collectively, the “Funds”). The Trust is authorized to issue an unlimited number of shares of beneficial interest with no par value which may be issued in more than one class or series. Each Fund offers one class of shares, which is offered as no-load shares.

On February 27, 2004, the Funds were reorganized as separate series of the Trust. Prior to February 27, 2004, the Large Cap Financial Fund, Small Cap Financial Fund, Small Cap Fund, Large Cap Technology Fund and Small Cap Technology Fund were separate series of the FBR Family of Funds. The Gas Utility Index Fund and Money Market Fund were each in their own respective company and trust, respectively. The Maryland Tax-Free Portfolio and Virginia Tax-Free Portfolio were separate series of the FBR Fund for Tax-Free Investors, Inc.

The Large Cap Financial Fund, a non-diversified fund, intends to invest at least 80% of its total assets in securities of large capitalization (“large-cap”) companies principally engaged in the business of financial services. The investment objective of the Fund is capital appreciation.

The Small Cap Financial Fund, a non-diversified fund, intends to invest at least 80% of its total assets in securities of small capitalization (“small-cap”) companies principally engaged in the business of providing financial services to consumers and industry. The investment objective of the Fund is capital appreciation.

The Small Cap Fund, a non-diversified fund, intends to invest at least 80% of its total assets in securities of small-cap companies. The investment objective of the Fund is capital appreciation.

The Large Cap Technology Fund, a non-diversified fund, intends to invest at least 80% of its total assets in securities of large-cap companies that are principally engaged in the research, design, development, manufacturing or distributing products or services in the technology industry. The investment objective of the Fund is long-term capital appreciation.

The Small Cap Technology Fund, a non-diversified fund, intends to invest at least 80% of its total assets in securities of small-cap companies that are principally engaged in the

The FBR Funds

Notes to Financial Statements (continued)

research, design, development, manufacturing or distributing products or services in the technology industry. The investment objective of the Fund is long-term capital appreciation.

The Gas Utility Index Fund, a diversified fund, intends to invest at least 85% of its net assets in the common stock of companies that have natural gas distribution and transmission operations. The investment objective of the Fund is income and capital appreciation.

The Money Market Fund, a diversified fund, intends to invest at least 95% of its total assets in fixed-rate and floating-rate short-term instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements secured by such instruments. The investment objective of the Fund is current income consistent with liquidity and preservation of capital.

The Maryland Tax-Free Portfolio, a non-diversified fund, intends to invest at least 80% of its assets in securities issued by the State of Maryland, its political subdivisions, agencies and instrumentalities exempt from federal and Maryland state income tax, including the Federal Alternative Minimum Tax (“AMT”). The investment objective of the Fund is to provide investors with income derived from investments exempt from federal and Maryland state and local income taxes, including AMT.

The Virginia Tax-Free Portfolio, a non-diversified fund, intends to invest at least 80% of its assets in securities issued by the Commonwealth of Virginia, its political subdivisions, agencies and instrumentalities exempt from federal and Virginia state income tax, including AMT. The investment objective of the Fund is to provide investors with income derived from investments exempt from federal and Virginia state and local income taxes, including AMT.

2.  Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Portfolio Valuation — The net asset value per share (“NAV”) of each Fund is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on each business day that the exchange is open for trading. Each Fund’s securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and ask prices, except in the case of open short positions where the ask price is used for valuation purposes. The bid price is used when no ask price is available. The securities of the Maryland Tax-Free Portfolio and Virginia Tax-Free Portfolio are valued on the basis of the mid-point of quoted bid and ask prices when market quotations are available. Short-term investments are carried at amortized cost, which approximates market value. Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Funds’ Board of Trustees (the “Board”), are valued at fair value in good faith by, or at the direction of, the Board.

The FBR Funds

Notes to Financial Statements (continued)

Share Valuation — The NAV of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of each Fund, rounded to the nearest cent. Each Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of each Fund is equal to each Fund’s net asset value per share. The Funds, except for the Money Market Fund, charge a 1% redemption fee on shares redeemed within 90 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

Investment Income — Dividend income is recorded on the ex-dividend date. Interest income, which includes the amortization of premium and accretion of discount, if any, is recorded on an accrual basis.

Distributions to Shareholders — Each Fund, except the Gas Utility Index Fund, Money Market Fund, Maryland Tax-Free Portfolio and Virginia Tax-Free Portfolio, declares and pays any dividends from its net investment income, if any, annually. The Gas Utility Index Fund declares and pays any such dividend quarterly. The Money Market Fund, Maryland Tax-Free Portfolio and Virginia Tax-Free Portfolio each declare dividends each day the Funds are open for business and pay monthly. Distributions from net realized capital gains, if any, will be distributed at least annually for each Fund. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations.

Security Transactions — Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates — The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Options — Each Fund, except the Gas Utility Index Fund, Money Market Fund, Maryland Tax-Free Portfolio and Virginia Tax-Free Portfolio, may buy and sell call and put options to hedge against changes in net asset value or to attempt to realize a greater current return. The risk associated with purchasing an option is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by a Fund on the expiration date as realized gains from options transactions.

The FBR Funds

Notes to Financial Statements (continued)

The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying securities in determining whether a Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. Each Fund’s use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts reflect the extent of a Fund’s involvement in these financial instruments. In writing an option, a Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by a Fund could result in a Fund selling or buying a security at a price different from the current market value. A Fund’s activities in written options are conducted through regulated exchanges which do not result in counterparty credit risks. The Funds had no outstanding options at April 30, 2005.

Repurchase Agreements — The Large Cap Financial Fund, Small Cap Financial Fund, Small Cap Fund, Large Cap Technology Fund, Small Cap Technology Fund and Gas Utility Index Fund (collectively the “Equity Funds”) have agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreement”). The financial institutions with whom each Fund enters into repurchase agreements are banks and broker/dealers which the Adviser considers creditworthy pursuant to criteria approved by the Trust’s Board of Trustees. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser marks to market daily the value of the collateral, and, if necessary, requires the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose each Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

Securities Lending — With respect to the Equity Funds and the Money Market Fund, each may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. Loans of securities are required at all times to be secured by collateral equal to at least 100% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds. The Funds had no securities on loan to brokers at April 30, 2005.

Line of Credit — The Trust has a line of credit (“Credit Agreement”) with Custodial Trust Company (“CTC”) for temporary or emergency purposes. Under the Credit Agreement, CTC provides a line of credit in an amount up to the maximum amount permitted under the 1940 Act and each Fund’s prospectus. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings

The FBR Funds

Notes to Financial Statements (continued)

made by that Fund. Borrowings under the Credit Agreement bear interest at 100 basis points (100 basis points = 1%) over the Fed Funds Rate, except for the Gas Utility Index Fund, the Money Market Fund, Maryland Tax-Free Portfolio and Virginia Tax-Free Portfolio, which bear interest at 100 basis points over the LIBOR. The Funds had no borrowings outstanding at April 30, 2005.

3. Transactions with Affiliates

Investment Adviser— FBR Fund Advisers, Inc. (“Fund Advisers”) serves as investment adviser to the Equity Funds. For its advisory services, Fund Advisers receives a monthly fee at an annual rate of 0.90% of the average daily net assets of the Large Cap Financial Fund, Small Cap Financial Fund, Small Cap Fund, Large Cap Technology Fund and Small Cap Technology Fund and at an annual rate of 0.40% of the average daily net assets of the Gas Utility Index Fund. Fund Advisers has contractually agreed to limit each Fund’s total operating expenses to 1.95% of each Fund’s average daily net assets, except for the Gas Utility Index Fund which Fund Advisers has contractually agreed to limit total operating expenses to 0.85% of average daily net assets. Fund Advisershas agreed to maintain these limitations with regard to each Fund through November 1, 2005.

Fund Advisers has retained Akre Capital Management, LLC (“ACM”) as investment sub-adviser to the Small Cap Fund. In this capacity, subject to the supervision of Fund Advisers and the Board, ACM directs the investments of the Small Cap Fund’s assets, continually conducts investment research and supervision for the Small Cap Fund, and is responsible for the purchase and sale of the Small Cap Fund’s investments. For these services, Fund Advisers (and not the Fund) pays ACM a fee out of the Adviser’s advisory fee.

Money Management Advisers, Inc. (“MMA”) serves as the investment adviser to the Money Market Fund, Maryland Tax-Free Portfolio and Virginia Tax-Free Portfolio. MMA is a wholly-owned subsidiary of FBR National Trust Company (“FBR National”), the Funds’ administrator, custodian, fund accounting and transfer agent. MMA has contractually agreed to limit each Fund’s total operating expenses to 1.00% of each Fund’s average daily net assets. MMA has agreed to maintain these limitations with regard to each Fund through November 1, 2005. Under the terms of an agreement with MMA, the Funds pay a management fee at an annual rate based on each Fund’s average daily net assets as follows:

Money Market Fund	0.50% of the first $500 million; 0.45% of the next $250 million; 0.40% of the next $250 million; 0.35% of the net assets over $1 billion.

Maryland Tax-Free Portfolio and Virginia Tax-Free Portfolio	0.375%

Effective April 1, 2003, MMA contractually agreed to waive advisory fees in the amount of 0.10% of the average daily net assets of the Money Market Fund.

The FBR Funds

Notes to Financial Statements (continued)

MMA has retained Asset Management, Inc. (“AMI”) as investment sub-adviser to the Maryland Tax-Free Portfolio and Virginia Tax-Free Portfolio. In this capacity, subject to the supervision of the Adviser and the Board, AMI directs the investments of the Maryland Tax-Free Portfolio and Virginia Tax-Free Portfolio’s assets, continually conducts investment research and supervision for the Funds, and is responsible for the purchase and sale of the Funds’ investments. For these services, MMA (and not the Fund) pays AMI a fee out of the MMA advisory fee.

The Sub-Advisory Agreement between MMA, and AMI, by its terms, and in accordance with certain provisions of the 1940 Act, was terminated upon the assignment of the contract to the Estate of Arthur Adler Jr. as a result of the death of Mr. Arthur Adler Jr., President and controlling owner of AMI, which effected a change in control of AMI. MMA and AMI have entered into an Interim Sub-Advisory Agreement. Under this Interim Sub-Advisory Agreement, amounts payable to AMI for sub-advisory services to the Fixed Income Funds are held in escrow in an interest-bearing escrow account with the Funds’ custodian or another bank. The escrow agent will release the money in this escrow account to AMI after a majority of the Funds’ outstanding voting securities has approved a new sub-advisory agreement between MMA and AMI or has approved other action with respect to the escrowed fees. A meeting of shareholders of each of the Fixed Income Funds will be held in the near future in order to consider a new sub-advisory agreement for the Funds and to take action with respect to the escrowed fees.

Under the Interim Agreement, AMI has continued to provide the Fixed Income Funds with the same level of investment advisory services.

Plan of Distribution — The Trust, on behalf of each Fund, except the Gas Utility Index Fund and Money Market Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund may pay FBR Investment Services, Inc. (the “Distributor”) a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets. Fees paid to the Distributor under the Plan are payable without regard to actual expenses incurred. The Maryland Tax-Free Portfolio and Virginia Tax-Free Portfolio adopted the Plan on March 1, 2004. The Distributor has voluntarily agreed to waive a portion of the distribution fees payable by the Small Cap Fund in an amount attributable to marketing expenses for the Fund until such time as the Fund is reopened to new investors.

Administrator, Transfer Agent and Custodian — FBR National (the “Administrator”) provides administrative, transfer agency and custodial services to the Funds and pays the operating expenses (not including extraordinary legal fees, marketing costs, outside of routine shareholder communications and interest costs) of the Funds. For these services,

The FBR Funds

Notes to Financial Statements (continued)

the Administrator receives a fee at an annual rate based on each Fund’s average daily net assets as follows:

Large Cap Financial Fund	Greater of 1% or $125,000 on assets less than
Small Cap Financial Fund	or equal to $20 million;
Small Cap Fund	$200,000 plus 0.167% on assets greater than
Large Cap Technology Fund	$20 million, but less than or equal to $50 million;
Small Cap Technology Fund	$250,000 plus 0.10% on assets greater than
Gas Utility Index Fund	$50 million, but less than or equal to
$100 million;
0.30% on assets greater than $100 million,
but less than or equal to $500 million;
$1,500,000 plus 0.25% on assets greater than
$500 million, but less than or equal to
$1 billion;
$2,750,000 plus 0.225% on assets greater than
$1 billion

Money Market Fund	$80,000 on assets less than or equal to $20 million;
0.40% on assets greater than $20 million, but
less than or equal to $100 million;
0.35% on assets greater than $100 million

Maryland Tax-Free Portfolio	$60,000 on assets less than or equal to $20 million;
Virginia Tax-Free Portfolio	0.30% on assets greater than $20 million, but
less than or equal to $100 million;
0.25% on assets greater than $100 million

Brokerage Commissions — For the six months ended April 30, 2005, the following brokerage commissions from portfolio transactions executed on behalf of the Funds were paid to Friedman, Billings, Ramsey and Co., Inc., an affiliate of the Adviser, Distributor and Administrator, by the Large Cap Financial Fund and Small Cap Financial Fund, $250 and $37,479, respectively.

4.  Investment Transactions

For the six months ended April 30, 2005, purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for each Fund were as follows:

	Purchases	Sales

Large Cap Financial Fund	$3,226,423	$8,743,912
Small Cap Financial Fund	52,048,485	86,837,882
Small Cap Fund	202,735,243	41,900,372
Large Cap Technology Fund	2,882,160	2,809,952
Small Cap Technology Fund	1,638,253	1,544,350
Gas Utility Index Fund	38,929,113	28,912,316
Maryland Tax-Free Portfolio	268,243	1,273,825
Virginia Tax-Free Portfolio	2,289,506	3,486,725

The FBR Funds

Notes to Financial Statements (continued)

5.  Federal Income Taxes

It is each Fund’s policy to comply with the special provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for each Fund’s tax year was as follows:

	Ordinary Income		Long-Term Capital Gains

	Dollar	Per Share	Dollar	Per Share
	Amount	Amount	Amount	Amount

Large Cap Financial Fund
For the Year Ended October 31, 2004	$110,335	$0.067980	$131,440	$0.080984
For the Year Ended October 31, 2003	$127,702	$0.086100	$—	$—
Small Cap Financial Fund
For the Year Ended October 31, 2004	$2,277,539	$0.126548	$10,628,776	$0.600311
For the Year Ended October 31, 2003	$1,897,619	$0.130900	$8,819,518	$0.639300
Small Cap Fund
For the Year Ended October 31, 2004	$—	$—	$298,169	$0.027788
For the Year Ended October 31, 2003	$—	$—	$—	$—
Large Cap Technology Fund
For the Year Ended October 31, 2004	$107,767	$0.181082	$9,239	$0.015524
For the Year Ended October 31, 2003	$—	$—	$—	$—
Small Cap Technology Fund
For the Period Ended October 31, 2004	$—	$—	$—	$—
Gas Utility Index Fund
For the Year Ended October 31, 2004	$5,900,540	$0.387304	$—	$—
For the Period Ended October 31, 2003	$2,692,622	$0.183900	$—	$—
Fund for Government Investors
For the Period Ended October 31, 2004	$1,341,712	$0.0042	$—	$—
For the Year Ended December 31, 2003	$1,872,046	$0.0042	$—	$—
Maryland Tax-Free Portfolio
For the Period Ended October 31, 2004	$1,342,056	$0.3706	$—	$—
For the Year Ended December 31, 2003	$1,739,943	$0.4615	$88,273	$0.0234
Virginia Tax-Free Portfolio
For the Period Ended October 31, 2004	$906,314	$0.3524	$—	$—
For the Year Ended December 31, 2003	$1,263,276	$0.4416	$31,055	$0.0114

The FBR Funds

Notes to Financial Statements (continued)

The following information is computed on a tax basis for each item:

	As of October 31, 2004

	Large Cap Financial Fund	Small Cap Financial Fund	Small Cap Fund	Large Cap Technology Fund

Cost of investment securities	$24,200,668	$465,974,391	$676,892,429	$6,528,688

Gross unrealized appreciation	6,392,541	138,726,193	160,751,354	566,392
Gross unrealized depreciation	(191,924)	(10,295,488)	(13,600,722)	(484,004)

Net unrealized appreciation	6,200,617	128,430,705	147,150,632	82,388
Undistributed ordinary income	1,118,794	3,077,536	8,078,532	456,981
Undistributed long-term capital gains	2,502,845	72,800,644	5,377,069	507,449

Accumulated earnings	$9,822,256	$204,308,885	$160,606,233	$1,046,818

	As of October 31, 2004

	Small Cap	Gas Utility
	Technology Fund	Index Fund

Cost of investment securities	$1,466,033	$151,115,459

Gross unrealized appreciation	84,720	82,444,956
Gross unrealized depreciation	(130,594)	(11,030,411)

Net unrealized appreciation (depreciation)	(45,874)	71,414,545
Undistributed ordinary income	—	328,592
Capital loss carryforward	(90,658)*	(23,504,319)**

Accumulated earnings (deficit)	$(136,532)	$48,238,818

*	Expires October 31, 2012
**	$21,943,018 expires October 31, 2011 and $1,561,301 expires October 31, 2012.

	As of October 31, 2004

	Fund for		Maryland	Virginia
	Government		Tax-Free	Tax-Free
	Investors		Portfolio	Portfolio

Cost of investment securities	$271,750,207		$36,230,475	$24,838,443

Gross unrealized appreciation	—		2,358,415	1,943,799
Gross unrealized depreciation	—		(8,855)	(517)

Net unrealized appreciation	—		2,349,560	1,943,282
Undistributed ordinary income	—		—	5,091
Undistributed long-term capital gains	—		72,652	372,715
Capital loss carryforward	(188,960	)***	—	—

Accumulated earnings (deficit)	$(188,960)		$2,422,212	$2,321,088

***	$23,854 expires October 31, 2011 and $165,106 expires October 31, 2012.

The difference between the cost of investment securities and financial statement cost for the Funds is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

The FBR Funds

Notes to Financial Statements (continued)

The capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

As of April 30, 2005, the Federal Tax cost of securities and the resulting net unrealized appreciation (depreciation) are as follows:

		Gross	Gross	Net Unrealized
	Federal	Unrealized	Unrealized	Appreciation
	Tax Cost	Appreciation	Depreciation	(Depreciation)

Large Cap Financial Fund	$25,165,384	$4,210,438	$(472,096)	$3,738,342
Small Cap Financial Fund	438,052,851	100,392,743	(17,075,767)	83,316,976
Small Cap Fund	717,415,041	225,869,660	(37,010,959)	188,858,701
Large Cap Technology Fund	6,839,087	484,310	(556,809)	(72,499)
Small Cap Technology Fund	1,611,458	40,230	(207,210)	(166,980)
Gas Utility Index Fund	164,469,558	96,778,145	(10,328,850)	86,449,295
Maryland Tax-Free Portfolio	35,140,085	2,089,241	(1,659)	2,087,582
Virginia Tax-Free Portfolio	23,913,550	1,498,511	(2,804)	1,495,707

6. Investments in Affiliates

Affiliated issuers, as defined by the 1940 Act, are those in which a Fund’s holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund’s investments in affiliates, if any, for the six months ended April 30, 2005, is noted below:

	SHARE ACTIVITY

	Balance			Balance	Realized		Value	Acquisition
Affiliate	10/31/04	Purchases	Sales	4/30/05	Gain	Dividends	4/30/05	Cost

FBR Small Cap Financial Fund
Bancorp Rhode Island, Inc	278,497	—	40,084	238,413	769,282	82,409	8,666,313	5,093,124
Hingham Institution for Savings	107,600	—	5,692	101,908	117,553	61,458	4,400,387	2,154,822
ITLA Capital Corp.	354,822	6,704	12,825	348,701	437,196	—	16,005,376	9,666,843
FBR Small Cap Fund
Monarch Casino & Resort, Inc.	515,500	515,500	—	1,031,000	—	—	18,558,000	4,755,717

7. Commitments and Contingencies

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The FBR Funds

Important Supplemental Information
April 30, 2005
(unaudited)

Proxy Voting Guidelines

FBR Fund Advisers, Inc. and Money Management Advisers, Inc. (together, the “Advisers”) are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures the Advisers use in fulfilling this responsibility is included in the Funds’ Statement of Additional Information and is available without charge, upon request, by calling 888.888.0025. The policies and procedures are also available on the Securities and Exchange Commission’s website at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling 888.888.0025 and is also available on the SEC’s website at http://www.sec.gov.

Portfolio Holdings

The Funds file their complete schedule of holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website, beginning with the July 31, 2004 report, at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov. A copy of the quarterly holdings report is available, without charge, upon request, by calling 888.888.0025.

Approval of the Investment Advisory Agreements

In accordance with the 1940 Act, the Board of Trustees is required, on an annual basis, to consider the continuation of the Investment Advisory Agreements with the Advisers and Sub Advisers (collectively, the “Advisory Agreements”) at an in-person meeting of the Board called for such purpose. The relevant provisions of the 1940 Act specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the AdvisoryAgreements, and it is the duty of the Advisers to furnish the Trustees with such information that is responsive to the Board’srequest.

In approving the renewal of the Advisory Agreements at their October 20, 2004 Board of Trustees meeting, the Board, including the Independent Trustees, reviewed significant information and relevant data provided by the Advisers in response to written questions from the Independent Trustees and held extended discussions with independent legal counsel to the Independent Trustees concerning the same. Written materials included information concerning the organization of each of the investment advisers and sub-advisers to the Funds, a description of the advisory services provided to the Funds, performance information for appropriate periods for the Funds, the current contractual advisory fee schedule for each Fund, and comparative fee and expense information of the Funds’ respective peer groups.

The FBR Funds

Important Supplemental Information (continued)
April 30, 2005
(unaudited)

At the request of the Board, representatives of Fund management reviewed information regarding each Fund individually in connection with the Board’s consideration of the continuation of the current Advisory Agreements in order to permit the Board to conduct a meaningful analysis of the material factors regarding the proposed continuation of the fees charged with respect to each Fund.

FBR Fund Advisers, Inc. (“Fund Advisers”), adviser for the Equity Funds, first reviewed the types of funds itmanages, noting that five of the six are actively managed equity funds and one is an index fund. Fund Advisers informed the Board that it does not receive compensation for advising any other similar accounts, such as hedge funds, pension funds or private accounts. It was noted that the investment management fees of the actively managed funds are intended to be more consistent with those charged by other specialty type funds rather than those charged by general equity funds. It was explained to the Board members that these investment advisory fees are not presently subject to any asset based breakpoints, but that the Adviser has in place with respect to each of the actively managed funds an expense limitation of 1.95% of each fund’s average daily net assets. Fund Advisers then discussed with the Board the fact that the investment advisory fee structure for the one index fund is different from the one utilized for each of the five actively managed funds, also noting that it therefore had a different arrangement with respect to its expense limitation agreement. Each portfolio manager followed up with an investment management overview of their respective Fund.

Money Management Advisers, Inc. (“MMA”), adviser for the Money Market and Fixed Income Funds, then reviewed the types of funds they manage and provided an investment overview. MMA explained that the two state tax-free funds are sub-advised by Asset Management, Inc. (“AMI”). MMA also reviewed the terms and conditions of the expense limitation agreements applicable to each Fund. MMA also discussed the assets level in each Fund explaining the trends due to the low interest rate environment. It was noted that the Fixed Income Funds had adopted distribution plans earlier in the year and that MMA had decreased their advisory fees, but had not changed its service level. MMA noted that the sub-advisory agreement with AMI terminated on August 26, 2004 due to the sudden death of Arthur A. Adler Jr., AMI’s President and controlling owner. The Trustees were informed that Mr. Adler’s estate had not been settled and that beneficial ownership of Mr. Adler’s controlling interest in AMI had not been resolved. The Trustees were informed that for this reason, AMI was unable to obtain approval by shareholders of an interim sub-advisory agreement within the time required by applicable law. The Trustees considered various alternatives, including retaining a new sub-adviser. The Trustees concluded that given AMI’s ongoing familiarity with each Fund’s current investment portfolios and investment strategies, AMI’s significant experience in managing Maryland and Virginia tax-exempt investments, and that day-to-day management of the Funds was in the hands of the same portfolio manager, that it was in the best interests of the Funds and their shareholders to ask AMI to continue to provide investment advisory services to the two Funds.

The FBR Funds

Important Supplemental Information (continued)
April 30, 2005
(unaudited)

The Board directed that all subadvisory fees payable to AMI be held in escrow pending a resolution of the estate matters and approval by shareholders of the sub-advisory agreements, to be obtained as soon as practicable.

The Board then reviewed information and materials for each Fund, noting their fees, expenses and performance results, and then compared such information to comparable funds and to each Fund’s relevant benchmark indexes. The Board members evaluated the level of fees in light of the services provided, and took note of the strong investment performance for the Funds and the applicable Morningstar rankings with respect to funds that had an operating history of three years or more.

The Board then reviewed the various services provided to the Funds by the Advisers and a summary of recent initiatives taken or to be taken in the near future; and a profitability analysis per Fund for the eight month period ended August 31, 2004 for Fund Advisers, MMA, FBR National Trust Company, and FBR Investment Services, Inc., the Funds’ distributor (“FBRIS”), (collectively, the “FBR Entities”). Also discussed were the marketing initiatives undertaken by the FBR Entities and the use of Rule 12b-1 fees to support these services. Management also responded to questions from the Board concerning the compensation structure in place for the Funds’ portfolio managers.

The Board also took into consideration issues they review regularly at the quarterly meetings such as (1) the nature and amount of affiliated brokerage transactions in accordance with the Funds’ Rule 17e-1 reporting requirements; and (2) the use of soft dollars. It was agreed that the amount of trading done by the Fund through FBR was reasonable, especially in light of the fact that FBR is active in the markets for many financial services stocks, thus making it reasonable for the Funds to utilize FBR for some of their portfolio brokerage transactions. It was noted that effective January 1, 2004, the Adviser had discontinued the practice of directing equity securities trades to brokers who provide research and services to the Adviser to assist it in managing the Equity Funds, thereby increasing the Adviser’s costs of providing services. It was also noted that Akre Capital Management LLC (“ACM”), sub-adviser to the Small Cap Fund, continued the practice of directing equity securities to broker-dealers who provide research and services, subject to the Board’s review.

Following such discussions and questions raised by the Independent Trustees, the Board members determined that they had received sufficient information relating to the Funds in order to consider the approval of the Advisory Agreements. In reaching their conclusion with respect to the continuation of the Advisory Agreements and the level of fees paid under the Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that had influenced their decision making process. They noted the level and quality of investment advisory services provided by the Advisers to each of the Funds, and they found that these services continued to benefit the shareholders of the Funds and also reflected Fund management’s

The FBR Funds

Important Supplemental Information (continued)
April 30, 2005
(unaudited)

overall commitment to the continued growth and development of the Funds. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Advisory Agreements are fair and reasonable and the Board voted to renew the Advisory Agreements for an additional one-year period.

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THE FBR FUNDS
888.888.0025
funds@fbr.com
www.fbrfunds.com

Investment Advisers
FBR FUND ADVISERS, INC.
1001 NINETEENTH STREET NORTH
ARLINGTON, VIRGINIA 22209
MONEY MANAGEMENT ADVISERS, INC.
4922 FAIRMONT AVENUE
BETHESDA, MARYLAND 20814
Distributor
FBR INVESTMENT SERVICES, INC.
4922 FAIRMONT AVENUE
BETHESDA, MARYLAND 20814

Administrator, Custodian and Transfer Agent
FBR NATIONAL TRUST COMPANY
4922 FAIRMONT AVENUE
BETHESDA, MARYLAND 20814

Sub-Transfer Agent
INTEGRATED FUND SERVICES, INC.
P.O. BOX 5354
CINCINNATI, OHIO 45201

Independent Public Accountants
TAIT, WELLER, AND BAKER
1818 MARKET STREET
PHILADELPHIA, PENNSYLVANIA 19103

This report is not authorized
for distribution to prospective
investors unless it is preceded or
accompanied by a current prospectus.

ITEM 2. CODE OF ETHICS.
Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable for semi-annual reports.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS
Contained in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Board of Trustees has not adopted procedures by which shareholders may recommend nominees to the Board.

ITEM 11. CONTROLS AND PROCEDURES.
(a)	Based upon their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the Registrant’s PFO and PEO have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in this Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)	There were no changes in the Registrant’s internal controls over financial reporting as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
(a)	(1) Not applicable.
(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached herewith.
(b)	(1) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002: Attached herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)               The FBR Funds
——————————————————————

By (Signature and Title)*	/s/ Susan L. Silva	June 27, 2005

	Susan L. Silva	Date
Treasurer
The FBR Funds

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David H. Ellison	June 27, 2005

	David H. Ellison	Date
President
The FBR Funds
(Principal Executive Officer)

By (Signature and Title)	/s/ Susan L. Silva	June 27, 2005

	Susan L. Silva	Date
Treasurer
The FBR Funds
(Principal Financial Officer and Accounting Officer)